UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Autoscope Technologies Corporation

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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March 22, 2022

Dear Shareholder:

We are pleased to invite you to attend the annual meeting of shareholders of Autoscope Technologies Corporation ("Autoscope") on Tuesday, May 10, 2022 at 10:00 a.m., Central Time.  This year's annual meeting will be a completely virtual meeting of shareholders, which will be conducted via the internet.  You will be able to attend the meeting of shareholders online and listen and submit your questions during the meeting by visiting https://agm.issuerdirect.com/aatc and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials and voting instruction form. Online access to the virtual meeting will open approximately 15 minutes prior to the start of the annual meeting. You also will be able to vote your shares electronically at the annual meeting. You will not be able to attend the annual meeting of shareholders in person.

At the annual meeting, you will be asked to vote for the election of Autoscope's Board of Directors; on the ratification of the selection of Boulay PLLP as our independent registered public accounting firm for 2022; on the approval of an advisory resolution to approve executive compensation (the "say-on-pay" vote); on the approval of the adoption of an amendment to Autoscope's Section 382 rights agreement designed to preserve our net operating loss carryforwards and other tax benefits; and on the approval of the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.  I encourage you to vote for each of the director nominees, for ratification of the appointment of Boulay PLLP, for the advisory resolution to approve executive compensation, to approve the amendment to Autoscope's Section 382 rights agreement, and for the Board's proposal to approve the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.

Under the Securities and Exchange Commission’s rules, we have elected to deliver our proxy materials to Autoscope's shareholders over the internet. This delivery process allows us to provide shareholders with the information they need while lowering the cost of delivery. We intend to begin mailing to Autoscope's shareholders a Notice of Internet Availability of Proxy Materials on or about March 22, 2022 containing instructions on how to access our proxy statement and proxy for Autoscope's 2022 annual meeting of shareholders and our 2021 annual report to shareholders. The Notice of Internet Availability of Proxy Materials will also provide instructions on how to vote over the internet or by telephone and will include instructions on how to receive a paper copy of the proxy materials by mail.

We hope that you will be able to join us at the annual meeting. Whether or not you expect to attend the meeting, it is important that you cast your vote either by voting at the virtual 2022 annual meeting of shareholders or by proxy before the annual meeting.  You may vote by attending the meeting virtually, by telephone, or over the internet or by mailing a completed proxy card if you elect to receive written proxy materials.

Changes in regulations effective in 2010 eliminated the ability of your bank or broker to vote your uninstructed shares on certain matters, including the election of directors, so it is important that you vote your proxy.

Very truly yours,

Autoscope Technologies Corporation

Andrew T. Berger
Executive Chair and Chief Executive Officer

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Autoscope Technologies Corporation

1115 Hennepin Avenue
Minneapolis, MN 55403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2022

TO THE SHAREHOLDERS OF AUTOSCOPE TECHNOLOGIES CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Autoscope Technologies Corporation ("Autoscope") will be held at 10:00 a.m., Central Time, on Tuesday, May 10, 2022, in a virtual-only format and not in person, for the following purposes:

1.	To elect six directors to serve on Autoscope's Board of Directors.

2.	To ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the 2022 fiscal year.

3.	To vote on an advisory resolution to approve the compensation of our named executive officers.

4.	To approve the adoption of an amendment to Autoscope's Section 382 rights agreement designed to preserve our net operating loss carryforwards and other tax benefits.

5.	To approve the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.

6.	To transact such other business as may properly come before the meeting.

You may attend the meeting by visiting https://agm.issuerdirect.com/aatc and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, and the voting instruction form (printed in the box and marked by the arrow).  Online access to the virtual meeting will open approximately 15 minutes prior to the start of the annual meeting.  To submit questions in advance of the annual meeting, please email Investorrelations@autoscope.com before 5:00 p.m., Central Time, on Wednesday, May 4, 2022.  You will not be able to attend the annual meeting of shareholders in person.

The Board of Directors has fixed the close of business on March 14, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

We encourage you to take part in the affairs of our company either by attending the virtual annual meeting or by voting your proxy as promptly as possible.  To ensure that your shares are represented, we request that you vote your proxy before the meeting whether or not you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Andrew T. Berger
Executive Chair and Chief Executive Officer

Dated: March 22, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2022

This notice, the accompanying proxy statement and proxy and the Autoscope Technologies Corporation 2021 Annual Report to Shareholders, which includes the Autoscope Technologies Corporation Annual Report on Form 10-K for the year ended December 31, 2021, are available at https://www.autoscope.com/financial-information.html.  Additionally, and in accordance with the rules of the Securities and Exchange Commission, shareholders may access these materials at the website indicated in the Notice of Internet Availability of Proxy Materials that you receive in connection with this notice and the accompanying proxy statement.

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PROXY STATEMENT

ii

PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2022

The Board of Directors of Autoscope Technologies Corporation is soliciting proxies for use at the annual meeting of shareholders to be held on May 10, 2022 and at any adjournment of the meeting.  This proxy statement and the proxy are being made available to shareholders on the internet or mailed to shareholders on or about March 22, 2022.

EXPLANATORY NOTE ABOUT HOLDING COMPANY REORGANIZATION

On April 29, 2021, Image Sensing Systems, Inc. ("ISNS") announced plans to implement a holding company reorganization.  Following the implementation of the reorganization on July 21, 2021, ISNS became a wholly-owned subsidiary of the new holding company, Autoscope Technologies Corporation ("Autoscope"), which replaced ISNS as the public company trading on The Nasdaq Capital Market under a new ticker symbol, "AATC."  As used in this proxy statement, the terms "Company", "we", "us" and "our" or their management or business at any time before the effective date of the reorganization refer to those of ISNS as the predecessor company and its wholly-owned subsidiaries and thereafter to Autoscope and its wholly-owned subsidiaries, except as otherwise specified or to the extent the context otherwise indicates.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the meeting?

At the annual meeting, shareholders will act upon the matters described in the Notice of Annual Meeting of Shareholders.  These consist of the election of directors, the ratification of the appointment of our independent registered public accounting firm, the vote on the advisory resolution to approve the compensation of our named executive officers (the “say-on-pay” vote), the vote on the adoption of an amendment to Autoscope's Section 382 rights agreement to preserve our net operating loss carryforwards and other tax benefits, and to approve the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.  Also, management will report on our performance during the last fiscal year and respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board of Directors has set March 14, 2022 as the record date for the annual meeting.  If you were a shareholder of record at the close of business on March 14, 2022, you are entitled to notice of and to vote at the annual meeting.

As of the record date, 5,378,857 shares of common stock, par value $.01 per share, were issued and outstanding and, therefore, eligible to vote at the annual meeting.

What are my voting rights?

Holders of Autoscope's common stock are entitled to one vote per share.  Therefore, a total of 5,378,857 votes are entitled to be cast at the meeting.  There is no cumulative voting for directors.

How many shares must be present to hold the meeting?

In accordance with Autoscope's bylaws, shares equal to at least a majority of the voting power of the outstanding shares of Autoscope's common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business.  This is called a quorum.  Therefore, the holders of at least 2,689,429 shares constitute a quorum for the 2022 annual meeting.  Shares are counted as present at the meeting if:

•          you are present and vote them at the meeting; or

•          you have properly submitted a proxy.

How do I vote my shares?

If you are a shareholder of record, you can give a proxy to be voted at the meeting by voting your proxy over the internet or by telephone or, if you elect by receive written proxy materials, by completing, signing and mailing the proxy card.  If you properly vote and do not revoke your proxy, it will be voted in the manner you specify.

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How do I access the proxy materials?

We are making proxy materials for the annual meeting available over the internet.  Therefore, we are mailing to Autoscope's shareholders a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials.  All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the internet and to request to receive paper copies of the proxy materials by mail.  Instructions on how to access the proxy materials over the internet or to request paper copies may be found on the Notice of Internet Availability of Proxy Materials.  Autoscope's proxy materials may also be accessed on Autoscope's website at https://www.autoscope.com/financial-information.html.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you will have the opportunity to vote your shares at the virtual annual meeting of shareholders.  Even if you currently plan to attend the virtual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What vote is required for the election of directors or for a proposal to be approved?

In accordance with Minnesota law, if a quorum is present, the nominees for election as directors will be elected by a plurality of the votes cast at the annual meeting.  This means that because shareholders will be electing six directors, the six nominees receiving the highest number of votes will be elected.  The affirmative vote of a majority of the shares of Autoscope's common stock present in person or by proxy and entitled to vote at the annual meeting is required to approve Proposals 2, 3, 4 and 5 (provided that a quorum is present at the meeting).

How are votes counted?

You may either vote “FOR” or “WITHHOLD AUTHORITY” to vote for each nominee for the Board of Directors.  You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2, 3, 4 and 5.

If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum.  Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you withhold authority to vote for one or more of the directors, this has no effect on the election of those directors.  If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will be considered to be “broker non‑votes” and will not be voted on any proposal on which your broker does not have discretionary authority to vote.  Shares that constitute broker non‑votes will be counted as present at the meeting for the purpose of determining a quorum but will not be represented at the meeting for purposes of calculating the vote with respect to such matter or matters.  This effectively reduces the number of shares needed to approve such matter or matters.

What is the difference between a “shareholder of record” and a shareholder who holds stock in “street name”?

If you hold Autoscope's shares directly in your name with Autoscope's transfer agent, Continental Stock Transfer & Trust Company, you are a “shareholder of record” (also known as a “registered shareholder”). The Notice of Internet Availability of Proxy Materials and, if you elect to receive written proxy materials, the Notice of Annual Meeting, Proxy Statement, 2021 Annual Report to Shareholders, and proxy card have been sent directly to you by us or Autoscope's representative.

If you own your shares indirectly through a broker, bank, or other financial institution, your shares are said to be held in “street name.” Technically, the bank or broker is the shareholder of record with respect to those shares.  In this case, the Notice of Internet Availability of Proxy Materials and, if you elect to receive written proxy materials, the Notice of Annual Meeting of Shareholders, Proxy Statement, 2021 Annual Report to Shareholders, and a voting instruction form have been forwarded to you by your broker, bank or other financial institution or its designated representative.  Through this process, your bank or broker collects the voting instructions from all of its customers who hold Autoscope's shares and then submits those votes to us.

Because of a change in the rules of The Nasdaq Stock Market ("Nasdaq") effective in 2010, your broker will NOT be able to vote your shares with respect to the election of directors, the advisory resolution to approve executive compensation, the approval of the amendment to Autoscope's Section 382 rights agreement, or to approve the 2022 Stock Option and Incentive Plan.  We strongly encourage you to exercise your right to vote.

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What is a broker non‑vote?

A broker non‑vote occurs when a broker’s or bank’s customer does not provide the broker or bank with voting instructions on “non‑routine” matters for shares owned by the customer (sometimes referred to as the “beneficial owner”) but held in the name of the broker or bank.  For such matters, the broker or bank cannot vote on behalf of the beneficial owner and reports the number of such shares as “non‑votes.” By contrast, if a proposal is considered “routine,” the broker or bank, in its discretion, may vote any shares as to which it has not received specific instructions from its customer.  Each bank or broker has its own policies that control whether or not it casts votes for routine matters.

Whether the proposal is non‑routine or routine is governed by Nasdaq rules.  The election of directors (Proposal 1), the vote on the advisory resolution to approve the compensation of our named executive officers (Proposal 3), the approval of the amendment to Autoscope's Section 382 rights agreement (Proposal 4), and the vote to approve the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan (Proposal 5) are considered non‑routine by Nasdaq; the ratification of our independent registered public accounting firm (Proposal 2) is considered routine.

What is the effect of not casting my vote?

Changes in Nasdaq regulations in 2010 eliminated the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), the vote on the advisory resolution to approve the compensation of our named executive officers (Proposal 3), the approval of the amendment to Autoscope's Section 382 rights agreement (Proposal 4), or the vote to approve the 2022 Stock Option and Incentive Plan (Proposal 5), no votes will be cast on your behalf.

Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any proposals at the annual meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends a vote:

  FOR all of the nominees for director;
  FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the 2022 fiscal year;
  FOR the advisory resolution approving the compensation of our named executive officers;
  FOR approval of the amendment to Autoscope's Section 382 rights agreement; and
  FOR approval of the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.
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What if I do not specify how I want my shares voted?

If you vote your proxy and do not specify how you want to vote your shares, we will vote your shares:

  FOR all of the nominees for director;
  FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the 2022 fiscal year;
  FOR the advisory resolution approving the compensation of our named executive officers;
  FOR approval of the amendment to Autoscope's Section 382 rights agreement;
  FOR approval of the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan; and
  in the discretion of the persons named in the proxy on any other proposals that properly come before the meeting and as to which we did not receive notice within a reasonable time before the annual meeting of shareholders.
Can I change my vote after submitting my proxy or voting instructions?

Yes.  You may revoke your proxy at any time before the proxy vote is cast at the annual meeting in any of the following ways:

  by giving written notice of revocation to Autoscope's Corporate Secretary (whose address is set forth below);
  by submitting a later‑dated proxy; or
  by voting in person at the meeting.
Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation.

We are soliciting proxies by making Autoscope's proxy materials available over the internet and by providing paper copies of Autoscope's proxy materials to shareholders who request them.  In addition, some of our officers, directors and regular employees may solicit proxies by telephone, letter, facsimile or personally.  These individuals will receive no additional compensation for these services.

How can I communicate with the Board of Directors?

Shareholders may communicate with Autoscope's Board of Directors by sending a letter addressed to the Board of Directors or specified individual directors to:

The Office of the Corporate Secretary

Autoscope Technologies Corporation

1115 Hennepin Avenue

Minneapolis, MN 55403

Autoscope's Corporate Secretary will deliver such letters to a director that can address the matter or to a specified director if so addressed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Autoscope's common stock as of March 14, 2022 by (1) each person or entity known by us to own beneficially more than five percent of Autoscope's common stock; (2) each director and nominee for election as a director of Autoscope Technologies Corporation; (3) each of our executive officers named in the Summary Compensation Table below; and (4) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting power and investment power with respect to Autoscope's securities.  Shares of Autoscope's common stock issuable pursuant to stock options and convertible securities that are exercisable or convertible as of or within 60 days after March 14, 2022 are deemed outstanding for computing the beneficial ownership percentage of the person or member of a group holding the options but are not deemed outstanding for computing the beneficial ownership percentage of any other person.  Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  The address of each director and executive officer named below is the same as that of Autoscope Technologies Corporation.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
Five Percent Shareholders
John Lewis 300 Drakes Landing Road, Suite 172 Greenbrae, CA 94904	481,927	(2)	9.0%

Nicusa Capital Partners L.P. 19 West 34th Street New York, NY 10001	470,660	(3)	8.8%

AB Value Management LLC 208 Lenox Avenue, #409 Westfield, NJ 07090	466,642	(4)	8.7%

Norman Pessin 366 Madison Avenue, 14th Floor New York, NY 10017	432,205	(5)	8.0%

Executive Officers and Directors
Andrew T. Berger	582,884	(4)	10.8%
Ezekiel J. Kruglick	188,468		3.5%
Joseph P. Daly	135,408		2.5%
James W. Bracke	94,406		1.8%
Frank G. Hallowell	70,516	(6)	1.3%
Chad A. Stelzig(7)	52,995	(6)	1.0%
Geoffrey C. Davis	32,079		*
Brian J. VanDerBosch	5,294		*
All directors and executive officers as a group (7 persons)	1,162,050	(6)	21.6%

_________________

*              Less than one percent.

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(1)	Based on 5,378,857 shares outstanding as of March 14, 2022.

(2)	We have relied upon the information supplied by John H. Lewis in a Schedule 13G/A he filed with the SEC on February 12, 2014. Since February 12, 2014, no additional information has been supplied by John H. Lewis, and he has not been identified as a registered shareholder during the search conducted by our proxy group. As a result, we do not believe that John H. Lewis continues to hold a position in the Autoscope's common stock.

(3)	We have relied upon the information supplied by Nicusa Capital Partners L.P. in a Schedule 13G/A it filed with the SEC on February 23, 2012. Since February 23, 2012, no additional information has been supplied by Nicusa Capital Partners L.P., and it has not been identified as a registered shareholder during the search conducted by our proxy group. As a result, we do not believe that Nicusa Capital Partners L.P. continues to hold a position in the Autoscope's common stock.

(4)	Mr. Berger has 116,242 shares under his direct ownership. By virtue of his relationships with AB Value Management LLC and AB Value Partners, LP, Mr. Berger may be deemed to beneficially own the 466,642 shares owned by AB Value Partners, LP. Of the 582,884 shares beneficially owned by Mr. Berger, 400,000 shares are pledged as security. The 582,884 shares shown as being beneficially owned by Mr. Berger include the 466,642 shares shown as being beneficially owned by AB Value Management LLC.

(5)	We have relied upon the information supplied by Norman H. Pessin in a Schedule 13D/A he filed with the SEC on October 11, 2016.

(6)	Includes the following shares issuable pursuant to options exercisable as of or within 60 days after March 14, 2022: for Mr. Hallowell, 60,000 shares; for Mr. Stelzig, 9,000 shares; and for all directors and executive officers as a group, 69,000 shares.

(7)	Mr. Stelzig resigned as President and Chief Executive Officer of ISNS effective December 31, 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC.  Executive officers, directors and beneficial owners of more than 10% of our common stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them for 2021, except as follows: one report on Form 4 reporting the transfer, with no consideration, of common stock on May 28, 2021 for shares beneficially owned by Andrew T. Berger, and one report on Form 4 reporting the purchase of common stock on November 23, 2021 by Brian J. VanDerBosch, were not filed on a timely basis.

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PROPOSAL 1 ‑ ELECTION OF DIRECTORS

The business and affairs of Autoscope Technologies Corporation are managed under the direction of Autoscope's Board of Directors, which presently is comprised of six members.  Each of Autoscope's directors is elected until the next annual meeting of shareholders and until the director’s successor has been elected and qualifies to serve as a director or until the director’s earlier removal, death or resignation.  All of the nominees are currently members of the Board of Directors.

The Board of Directors recommends that you vote FOR election of the six nominated directors.  Proxies will be voted FOR the election of the six nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

The nominees for election to Autoscope's Board of Directors provided the following information about themselves as of March 14, 2022.

Andrew T. Berger, age 49, has been a director of ISNS since October 2015, Executive Chair of ISNS since June 2016, a director and Chief Executive Officer of Autoscope since April 2021, and the Executive Chair of Autoscope since March 10, 2022.  Mr. Berger was Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee until his appointment as Chief Executive Officer of Autoscope.  Mr. Berger is the Managing Member of AB Value Management LLC, which serves as the General Partner of AB Value Partners, LP.  Mr. Berger has nearly two decades of experience in investment analysis, investment management, and business consulting. From 1998 through 2002, Mr. Berger served as Equity Analyst for Value Line, Inc.  Since 2002, Mr. Berger has served as President of Walker's Manual, Inc., an investment publisher that he transformed into a business consulting company whose clients have included public and private companies. Since May 2017, Mr. Berger has been Chief Executive Officer of Cosi, Inc, a fast-casual restaurant chain that operates and franchises more than 25 domestic and international restaurants.  In 2020, Cosi, Inc. filed for Chapter 11 protection under the federal bankruptcy laws, but it has since withdrawn its filing.  From January 2020 through October 2021, Mr. Berger served on the board of directors of Rock Mountain Chocolate Factory, Inc., and international franchisor, confectionary manufacturer and retail operator, which has securities registered under Section 12 of the Securities Exchange Act of 1934.

Mr. Berger is qualified to serve on Autoscope's Board due to his experience in investment analysis, management, and business consulting for both public and private companies.

James W. Bracke, age 74, has been a director of ISNS since 2009 and a director of Autoscope since April 2021.  Mr. Bracke was Chair of the Board of ISNS from September 2011 until June 2016.  He is Chair and a member of Autoscope's Audit Committee and a member of the Nominating and Corporate Governance Committee and the Compensation Committee.  Mr. Bracke has also been a Director of NVE Corporation, a leader in the practical commercialization of spintronics nanotechnology, since 2021.  He was previously a director of i-calQ, a privately held medical device company, for the year 2021.  He was Vice President of Oral Health of EPIEN Medical Inc., a privately-held medical device company, from 2014 through 2018.  He has been President of Boulder Creek Consulting, LLC, a business and technology consulting firm, since 2004.  Mr. Bracke was previously a director of Enventis Corporation, formerly known as Hickory Tech Corporation from 2004 until it was acquired by Consolidated Communications Holdings, Inc. in October 2014.  He was a Director of Lifecore Biomedical Inc, a medical device manufacturer, from 1983 through 2004.  He was Managing Director of National Green Gas LLC, a privately-held medical waste-to-energy company, from 2009 through 2014.

Mr. Bracke is qualified to serve on Autoscope's Board due to his management, technical and public company experiences, most significantly his 20 years as President and Chief Executive Officer of Lifecore Biomedical, Inc., a publicly‑held medical device manufacturer, from 1983 to 2004.

Geoffrey C. Davis, age 63, has been a director of ISNS since November 2016 and a director of Autoscope since April 2021.  Mr. Davis is Chair and a member of Autoscope's Compensation Committee, a member of the Audit Committee and a member of the Nominating and Corporate Governance Committee.  Mr. Davis is a principal at Republic Consulting, LLC.  From 2005 to 2012, Mr. Davis served as a U.S. Congressman from the Commonwealth of Kentucky, and he represented the Fourth District in the United States House of Representatives.  During his tenure in Congress, Mr. Davis earned a leadership role within the Republican Conference as a Deputy Whip, which is a close advisor to Congressional Leadership.  Mr. Davis also served on the House and Finance Services and Armed Services Committees from 2005 to 2008.  Late in 2008, he was appointed to the Ways and Means Committee.  Prior to serving in Congress, Mr. Davis owned and operated a consulting firm specializing in lean manufacturing and systems integrations.  Mr. Davis graduated from the U.S. Military Academy at West Point, New York.

Mr. Davis is qualified to serve on Autoscope's Board due to his extensive experience working in senior positions in government and the manufacturing industry sector.

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Joseph P. Daly, age 60, has been a director of ISNS since January 2019, a director of Autoscope since April 2021, and the Lead Independent Director since March 10, 2022.  Mr. Daly is Chair and a member of Autoscope's Nomination and Corporate Governance Committee, a member of the Audit Committee and a member of the Compensation Committee. Mr. Daly is the Chief Executive Officer of Essig Research, Inc., a global engineering services company specializing in the design and repair of large, infrastructure related equipment, which he founded in October 1993.  Since January 2012, Mr. Daly has been a business and finance instructor at Northeastern University in Boston, Massachusetts.  In October 2016, Mr. Daly acquired the product lifecycle management ("PLM") software assets of SofTech Inc. and formed EssigPLM, which offers PLM related solutions to a broad, global client base.  Mr. Daly was also a director from December 2013 through July 2016 and largest shareholder of Kreisler Manufacturing Inc., which was acquired by Arlington Capital Partners in July 2016.  Mr. Daly received his BSME from Rensselaer Polytechnic Institute and his MBA/MSF from Northeastern University.

Mr. Daly is qualified to serve on Autoscope's Board due to his extensive experience in senior positions in companies offering engineering services, software solutions, and manufacturing capabilities.

Brian J. VanDerBosch, age 57, was an independent advisor to the Board of Directors from November 2017 until May 2021.  Mr. VanDerBosch was elected to ISNS's board of directors in May 2021 and has served on Autoscope's board since April 2021.  He also serves on Autoscope's Audit Committee and Compensation Committee.  Mr. VanDerBosch has been Executive Vice President of Proprietors Capital Holdings, LLC, an angel investing fund, since October 2019.  He was Chief Financial Officer and Chief Operating Officer of Global Traffic Technologies, LLC, a developer and manufacturer of traffic signal priority control and traffic detection systems.  He served in these capacities under private equity ownership from January 2008 through August 2016, when the business was sold to Fortive Corporation, and he remained with the business through April 2019.  Mr. VanDerBosch was Chief Financial Officer of Lubrication Technologies, Inc., a provider of advanced lubrication and energy solutions, from February 2001 through December 2007.  Prior to 2001, he held various financial positions in publicly-traded and privately-held companies in diverse industries.  Mr. VanDerBosch earned his Bachelor of Science degree in Accounting from the University of Minnesota and is a CPA (inactive).

Mr. VanDerBosch is qualified to serve on Autoscope's Board due to his extensive experience in senior positions in companies offering traffic detection technologies and manufacturing capabilities.

Ezekiel J. Kruglick, age 48, has been a director of Autoscope since September 2021.  Dr. Kruglick served on the Board of Directors of Cognitive Battery Systems, from October 2017 through 2021.  Since January 2021, Dr. Kruglick has served as a Technical Advisor to the Board of PaperClip Inc., a leading supplier of enterprise cloud content management services that enable document management, communications, and data transcription focused on achieving “Straight Through Processing”.  Dr. Kruglick also served as Chief Executive Officer and a Director of Ardent Research, a full service research and development boutique firm specializing in technology development, from November 2009 through April 2021, including overseeing the profitable sale of multiple product line technologies.  From July 2016 to January 2020, Dr. Kruglick served as a Technical Advisor to the Executive Chair and Board of Directors of ISNS.  Dr. Kruglick received his B.S. and M.S. in electrical engineering and computer science from the University of California, Los Angeles, and his Ph.D. in electrical engineering and computer science from the University of California, Berkeley.
Mr. Kruglick is qualified to serve on Autoscope's Board due to his extensive experience in senior positions in companies offering engineering services and technology development.

Our executive officers and their biographical information as of the date of this proxy statement are as follows:
Andrew T. Berger has been a director of ISNS since October 2015, Executive Chair of ISNS since June 2016, a director and the Chief Executive Officer of Autoscope since April 2021, and the Executive Chair of Autoscope since March 10, 2022.  The remainder of his biography appears above.

Frank G. Hallowell, age 64, was appointed as Chief Financial Officer of ISNS in April 2019 and as Chief Financial Officer of Autoscope in April 2021.  Mr. Hallowell most recently served as the Vice President and Chief Financial Officer for Wipaire Inc. from January 2016 to April 2019.  Prior to his appointment at Wipaire Inc., Mr. Hallowell served as Chief Financial Officer and other senior financial roles at WellClub, LLC from May 2015 to January 2016, Logic PD, Inc. from December 2008 to March 2015, Pearson PLC from December 2006 to December 2008, and ExpressPoint Technology Services, Inc. from December 1997 to December 2006.

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CORPORATE GOVERNANCE

Our Boards of Directors and management are dedicated to exemplary corporate governance.  In 2004, we adopted a Code of Ethics and Business Conduct.  This Code is a statement of our high standards for ethical behavior and legal compliance, and it governs the manner in which we conduct our business.  In addition, our directors, officers, employees, and their family members are subject to our Policy Against Insider Trading - Procedures and Guidelines Governing Insider Trading and Tipping.  Copies of our Code of Ethics and Business Conduct and our Policy Against Insider Trading can be found on our website at www.autoscope.com by clicking on "Governance."

Board Composition and Meetings

Autoscope's Board of Directors has determined that James W. Bracke, Geoffrey C. Davis, Joseph P. Daly and Brian J. VanDerBosch are independent directors as defined under the applicable rules of the SEC and Nasdaq, who are our current independent directors of the Board.  Each of the Committees of Autoscope's Board is composed of independent directors.  In making the independence determinations, Autoscope's Board of Directors reviewed all of Autoscope's directors’ and the nominee's relationships with us based primarily on a review of the responses of the directors and the nominee to questions regarding employment, business, familial, compensation and other relationships with us and our management.

We believe Autoscope's Board of Directors, taken as a whole, possesses an appropriate combination of skills and experiences. The majority of Autoscope's Board members have experience in operating and advising high‑growth technology‑based businesses.  Individually, Autoscope's directors have varied experiences in small and large publicly‑held companies in the operational areas of engineering, sales, marketing and finance.

Before July 21, 2021, which was the closing date of the holding company reorganization, the Board of Directors of ISNS held one meeting during 2021 in addition to Board Committee meetings and acted by written action in lieu of a meeting three times.  After July 21, 2021, the Autoscope Board of Directors held three meetings during 2021 in addition to Board Committee meetings, and it acted by written action in lieu of a meeting five times.  Each director who was a director in 2021 of ISNS and Autoscope attended each of the meetings held in 2021 of the Board and the Board Committees on which the director served during 2021, except for two Board Meetings held in 2021 that were attended by six of the seven Board members, two Audit Committee meetings held in 2021 that were attended by three of the four Committee members, and one Compensation Committee meeting held in 2021 that was attended by two of the three Committee members.

Board Leadership Structure

Before the effective date of the holding company reorganization in July 2021, ISNS separated the roles of Chief Executive Officer and Executive Chair of the Board of Directors.  ISNS believed that such a separation benefited ISNS by enhancing the opportunities for checks and balances between the Company’s strategies and its objectives and ensuring that a wider selection of alternative measures are considered.  On March 10, 2022, the Autoscope Board appointed Andrew T. Berger as Executive Chair and Joseph P. Daly as the Lead Independent Director  Autoscope's Board of Directors has determined that this structure, with a combined Executive Chair and Chief Executive Officer and a Lead Independent Director, is in the best interests of the Company and its shareholders at this time.

As set forth in the Lead Independent Director Charter adopted by the Autoscope Board, the Lead Independent Director’s duties and responsibilities include presiding at all meetings of the Board of Directors at which the Executive Chair is not present, including executive sessions of the independent Directors; calling meetings of the independent Directors; serving as the principal liaison between the Executive Chair and the independent Directors; approving all information sent to the Board of Directors, including the quality, quantity, appropriateness and timeliness of such information; approving meeting agendas for the Board of Directors; approving the frequency of Board meetings and meeting schedules; and recommending to the Nominating and Corporate Governance Committee and to the Executive Chair individuals for the membership and chair position for each Board committee.

Risk Oversight

Autoscope's Board of Directors, in conjunction with management, has identified and prioritized various enterprise risks, and each prioritized risk is assigned to a Board Committee or the full Board for oversight.  For example, financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Governance and Nominating Committee; and strategic, legal and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant Committee of the Board, and material risks identified by a relevant Committee are then presented to the full Board.  Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or Committee.  Coordination of management’s review of risks is performed by the Chief Financial Officer, who reports to the Board of Directors.

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Board Committees

Autoscope's Board of Directors conducts its business through meetings of the Board and the following three standing Committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.  Each of these Committees has adopted and operates under a written charter.  Copies of the charters are posted on Autoscope's website at https://www.autoscope.com/corporate-governance.html.  The current membership of these Committees is described below.

Audit Committee(1)	Compensation Committee(2)	Nominating and Corporate Governance Committee(3)
James W. Bracke (Chair)	Geoffrey C. Davis (Chair)	Joseph P. Daly (Chair)
Geoffrey C. Davis	James W. Bracke	James W. Bracke
Brian J. VanDerBosch	Brian J. VanDerBosch	Geoffrey C. Davis
Joseph P. Daly	Joseph P. Daly

(1)  Mr. Bracke was appointed Chair of the Audit Committee on November 1, 2016.  Before the effective date of the holding company reorganization in July 2021, the ISNS Audit Committee consisted of Mr. Bracke, Paul F. Lidsky, Andrew T. Berger, and Mr. Davis.  Since the effective date of the reorganization, the Autoscope  Audit Committee has consisted of Mr. Bracke~~,~~ (Chair), Mr. Davis, Mr. Lidsky (until his resignation from the Autoscope and ISNS Boards effective on December 31, 2021), Mr. VanDerBosch, and Mr. Daly (who was appointed to the Audit Committee on March 10, 2022).

(2)  Mr. Davis was appointed as Chair of the Compensation Committee effective on July 21, 2021.  Before the effective date of the holding company reorganization in July 2021, the ISNS Compensation Committee consisted of Mr. Lidsky (Chair), Mr. Bracke, Mr. Berger and Mr. Davis.  Since the effective date of the reorganization, the Autoscope Compensation Committee has consisted of Mr. Davis (Chair), Mr. Lidsky (until his resignation from the Autoscope and ISNS Boards effective on December 31, 2021), Mr. Bracke, Mr. VanDerBosch (who was appointed to the Compensation Committee on February 1, 2022), and Mr. Daly (who was appointed to the Compensation Committee on March 10, 2022).

(3)  Daly was appointed as Chair of the Nominating and Corporate Governance Committee on February 1, 2022. Before the effective date of the holding company reorganization in July 2021, the ISNS Nominating and Corporate Governance Committee consisted of Mr. Berger (Chair), Mr. Lidsky, and Mr. Bracke.  Since the effective date of the reorganization, the Autoscope Nominating and Corporate Governance Committee has consisted of Mr. Lidsky (Chair) (until his resignation from the Autoscope and ISNS Boards effective on December 31, 2021), Mr. Bracke, Mr. Daly, and Mr. Davis (who was appointed to the Nominating and Corporate Governance Committee on March 10, 2022).

Audit Committee

The Audit Committee is responsible for the selection and compensation of the Company's independent registered public accounting firm, and it reviews with the independent registered public accounting firm the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to our accounts, records, controls and financial reporting. Each current member of Autoscope's Audit Committee possesses the financial qualifications required of audit committee members under the rules and regulations of Nasdaq and the SEC.  For 2021, our Board of Directors identified James W. Bracke and Brian J. VanDerBosch as audit committee financial experts as defined in the applicable rules of the SEC.  During 2021, the Audit Committee held five meetings.

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Compensation Committee

The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines and stock award grants for executive officers and other key personnel.  During 2021, the Compensation Committee held five meetings.  The Committee’s primary responsibilities include:

•       annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and Chief Financial Officer, evaluating their performances in light of those goals and objectives, and subsequently determining their incentive compensation levels based on this evaluation and other factors deemed relevant and appropriate by the Committee;

•       annually reviewing and determining for our Chief Executive Officer and Chief Financial Officer their annual base salary levels, annual incentive opportunity levels, employment agreements, severance arrangements and change of control agreements/provisions, and special or supplemental benefits, if any; and

•       reviewing and making recommendations to the Board of Directors with respect to compensation programs and policies, including incentive compensation plans and equity‑based plans and the compensation of members of the Company's Board of Directors.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee recommends director nominees to the Board and recommends policy guidelines on corporate governance issues. During 2021, the Nominating and Corporate Governance Committee held one meeting.
Executive Sessions of the Board

At least twice annually, Autoscope's independent directors meet in executive session without any director being present who does not meet the independence requirements of the listing standards of Nasdaq.  During 2021, our independent directors met four times in executive session.

Board Nomination Process

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered.  Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long‑term interests of Autoscope's shareholders.  In evaluating a candidate for nomination as a director of Autoscope Technologies Corporation, the Nominating and Corporate Governance Committee considers criteria including business and financial expertise; where the director resides; experience as a director of a public company; diversity of background and experience on the Board; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment.  The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Nominating and Corporate Governance Committee, by shareholders, or through some other source.  The Nominating and Corporate Governance Committee does not have a policy that specifically addresses diversity in its nominating process.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by Autoscope's shareholders.  Shareholders wishing to make such a submission may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, at the address indicated on the Notice of Annual Meeting of Shareholders: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder’s current status as a shareholder and the number of shares currently held.

The Nominating and Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the nominee’s resume and biographical information, an indication of the nominee’s willingness to serve and other background information.  This information is evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting.  The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

No candidates for director nominations were submitted by any shareholder for consideration at the 2022 annual meeting.

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Policy Regarding Attendance at Annual Meetings

We encourage, but do not require, Autoscope's Board members to attend the annual meeting of shareholders. At the Company's last annual meeting of shareholders held in 2021, all of our then elected directors attended the annual shareholders meeting.

Non‑Employee Director Compensation

During 2021, each of Autoscope's non‑employee directors received an annual $50,000 retainer, of which $25,000 was paid in cash and $25,000 was paid in the form of a common stock award grant, with the per share value of the common stock based on the closing price of the common stock on the trading day before the grant date of the award.  The Executive Chair of the Board of ISNS received an additional $22,500 annual cash retainer.  The Committee Chairs of the following standing Committees of the Company received the following additional annual cash retainers: Audit Committee ‑ $10,000; Compensation Committee ‑ $7,000; and Nominating and Corporate Governance Committee ‑ $5,000.  Members of the Committees received the following additional annual cash retainers: Audit Committee - $6,000; Compensation Committee - $5,000; and Nominating and Corporation Governance Committee - $4,000.  Members of any special Committees formed by the Board received a $1,500 quarterly retainer for each special Committee on which they served, with the Chair of each special Committee receiving an additional $4,000 quarterly retainer.  The Company had no special Committees during 2021.

The following table provides information regarding the compensation earned by the members of the Company's Board of Directors in 2021.

Director Compensation – 2021
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
James W. Bracke	$50,000	$25,004	$75,004
Andrew T. Berger(3)	$58,587	$25,004	$83,591
Paul F. Lidsky	$46,109	$25,004	$71,113
Geoffrey C. Davis	$39,120

 $

		25,004	$64,124
Joseph P. Daly	$26,783	$25,004	$51,787
Brian J. VanDerBosch	$19,089	$16,407	$35,496
Ezekiel J. Kruglick	$8,288	$8,310	$16,598

(1)    Consists of fees earned and paid in 2021.

(2)   Represents the grant date fair value of stock awards during the year determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation – Stock Compensation (ASC Topic 718).  Refer to “Note 11 ‑ Stock-Based Compensation” in our Annual Report on Form 10‑K for the year ended December 31, 2021 for a discussion of the assumptions used in calculating the grant date fair value.

(3)   Consists of compensation paid to Mr. Berger as an independent member of the Company's Board of Directors in 2021 until the effective date of the holding company reorganization on July 21, 2021.

Each director is reimbursed by the Company for the director's actual out‑of‑pocket expenses, including telephone, travel and miscellaneous items incurred on behalf of the Company.

Under an Independent Consulting Agreement between Brian J. VanDerBosch and the Company dated November 20, 2017, the Company paid to Mr. VanDerBosch a total of $15,904 in consulting fees in fiscal 2021, none of which was related to his nomination to the Company's Board.

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EXECUTIVE COMPENSATION

Compensation Discussion

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers (the “Named Executive Officers”), as that term is defined in Item 402(a)(3) of the SEC’s Regulation S-K.  During 2021, our Named Executive Officers consisted of Chad A. Stelzig, who served in the capacity of President and Chief Executive Officer of ISNS from June 2016 until he resigned effective on December 31, 2021; Andrew T. Berger, the Chief Executive Officer of Autoscope, who began serving in that capacity in April 2021; and Frank G. Hallowell, who served as the Chief Financial Officer of ISNS throughout 2021 and as Chief Financial Officer of Autoscope beginning in April 2021.  During 2020, our Named Executive Officers consisted of Chad A. Stelzig, ISNS's President and Chief Executive Officer; and Frank G. Hallowell, ISNS's Chief Financial Officer.

Objectives of the Compensation Program

The Compensation Committee recommends the compensation programs for the Named Executive Officers, and the independent members of our Board approve the compensation of the Named Executive Officers

The primary objective of our various compensation programs is to attract, motivate and retain key executives and align their compensation with our overall performance. Autoscope's Compensation Committee believes that incentive, performance‑based compensation can be a key factor in motivating executive performance to maximize shareholder value and align executive performance with our corporate objectives and shareholder interests.  To this end, the Committee has established a compensation philosophy that includes the following considerations:

•	an emphasis on performance‑based compensation that differentiates compensation results based upon varying elements of Company and individual performance;

•	a recognition of both quantitative and qualitative performance objectives based upon an executive officer’s responsibilities; and

•	a mix of short‑term cash and long‑term equity‑based compensation.

The Committee and the Board believe it is important, when making their compensation‑related decisions, to be informed as to current practices of similarly situated companies.  Members of Autoscope's Board of Directors and members of the Committee are experienced in compensation matters and leverage such experience in addressing compensation matters and practices.

Design of the Compensation Program for the Named Executive Officers

The Committee and the Board have designed the compensation program for the Named Executive Officers to achieve the objectives described above, to ensure market competitiveness and to assure satisfaction of our objective of providing total executive pay that achieves an appropriate balance of variable pay‑for‑performance and at‑risk compensation. The compensation program will reward the Named Executive Officers based upon corporate performance as well as the performance of the Named Executive Officers.

The compensation program for the Named Executive Officers includes the following elements: base salary, annual cash incentives, restricted stock grants and other benefits. We characterize the annual cash incentives and the restricted stock grants as performance‑based compensation. Our executive compensation policy for the Named Executive Officers provides that a significant portion of the total compensation payable to them will be in the form of performance‑based compensation. We do not have a target for each element of performance‑based compensation relative to total compensation. The elements of our compensation program are described below.

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Base Salaries. Base salary is an important element of executive compensation because it provides executives with a fixed level of regular periodic income.  In determining base salaries for our Named Executive Officers, the Committee and the Board consider historic individual and corporate performance, level of responsibility and market and competitive data.  The Committee establishes base salaries for the Named Executive Officers at a level such that a significant portion of the total compensation that they can earn is performance‑based cash incentives and equity awards.

Annual Cash Incentive. As part of our executive compensation program, the Named Executive Officers may receive annual cash incentive awards pursuant to our annual cash bonus program.  Targeted bonus amounts are designed to provide competitive incentive pay and reflect our pay‑for‑performance philosophy.  The Committee historically has reviewed and determined target bonus amounts annually.

Performance objectives intended to focus attention on achieving key goals are established at the beginning of each fiscal year.  The primary quantitative objective is achievement of revenue and net income targets set forth in our annual operating plan established by the Board of Directors.  Specifically, these include metrics such as revenue and net profit (after tax), international operations revenue and operating profit.  Additionally, the performance of the Named Executive Officers is judged on success in achieving certain strategic and operational initiatives.  In evaluating their performance, the Committee may consider other factors in awarding bonuses and may, in its discretion, award as a discretionary bonus a portion of any bonus amount that is not earned based upon achievement of the financial and other metrics described above.  The Committee reviews the individual incentive components of the Named Executive Officers’ employment agreements, described below, and evaluates the objective portions relative to the Company’s performance.  The Committee also evaluates subjective, individual performance goals in determining the total amount of bonus to be awarded and has the ability to exercise discretion with respect to this portion. For the Named Executive Officers, up to one‑third of the bonus calculation may be associated with strategic and operational initiatives and is considered to be discretionary.

Grants of Stock Options and Stock Awards. Our executive officers also may receive equity‑based incentive compensation under stock plans approved by our shareholders and administered under the supervision of our Board of Directors. Grants under these plans are designed to align a significant portion of the executive compensation package with the long‑term interests of our shareholders. Stock options are generally granted with an exercise price equal to the closing sale price of the stock on the trading day before the date of grant, and they provide no cash benefit if the price of the stock does not exceed the grant price during the option’s term. Therefore, for any value to be derived from an option grant, our performance needs to result in increased stock price performance and shareholder value over a multi‑year period. Individual equity awards historically have been recommended by the Committee based on an officer’s current performance, potential for future contribution and responsibility and market competitiveness.

For 2021, there was no grant of a stock award to the Named Executive Officers under the terms of the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan (the "2014 Plan"), which was assumed by Autoscope effective on July 21, 2021.

For 2020, there was no grant of a stock award to the Named Executive Officers under the terms of the 2014 Plan.

Retirement Plans. We generally expect executives to plan for and fund their own retirement.  We maintain a 401(k) plan that permits eligible employees, including our Named Executive Officers, to defer a limited portion of salary and bonus into any of several investment alternatives. We make matching contributions equal to 50% of the first 6% of compensation deferred by employees subject to a maximum annual match of $8,250 and maximums established under the Internal Revenue Code (the “Code”). We may also make discretionary contributions to the 401(k) plan.  Payments made to the Named Executive Officers for matching contributions are included in the Summary Compensation Table below. We do not maintain defined benefit retirement or senior executive retirement plans, or provide post‑retirement medical benefits, for our Named Executive Officers.

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Other Benefits and Perquisites. Our executive compensation program also includes other benefits and perquisites. The Named Executive Officers participate in Company‑sponsored group benefit plans such as health, life and disability insurance plans available to all employees.  In addition, Named Executive Officers may upon joining the Company receive assistance in relocating in the discretion of our Board of Directors. For more detailed information regarding benefits and perquisites provided to our Named Executive Officers, see the Summary Compensation Table included elsewhere in this proxy statement.

2021 Compensation Program.  In November 2021, the Compensation Committee recommended and the Board of Directors approved a 2021 compensation plan for Chad A. Stelzig, ISNS's President and Chief Executive Officer, and Frank G. Hallowell, ISNS's Chief Financial Officer.  Under the compensation plan, Mr. Stelzig received an annual base salary of $275,000, the same as his annual compensation for 2020, and Mr. Hallowell received an annual base salary of $245,000, an increase from his 2020 base salary of $235,000.  The increase in base salary for Mr. Hallowell was effective September 1, 2021.  In addition, the compensation plan included a target cash bonus for Mr. Stelzig and Mr. Hallowell if the Company achieved performance criteria for 2021 set by the Board.  Andrew T. Berger received no compensation in 2021 as Chief Executive Officer of Autoscope.

2020 Compensation Program.  In March 2020, the Compensation Committee recommended and the Board of Directors approved a 2020 compensation plan for Chad A. Stelzig, ISNS's President and Chief Executive Officer, and Frank G. Hallowell, ISNS's Chief Financial Officer.  Under the compensation plan, Mr. Stelzig received an annual base salary of $260,000, and Mr. Hallowell received an annual base salary of $220,000, both of which were the same as their annual compensation for 2019 (which was annualized in the case of Mr. Hallowell, who became Chief Financial Officer on April 29, 2019).  In addition, the compensation plan included a target cash bonus for Mr. Stelzig and Mr. Hallowell if ISNS achieved performance criteria for 2020 set by the Board.  In December 2020, the Compensation Committee recommended and the Board of Directors approved an increase in base salary for Mr. Stelzig from $260,000 to $275,000, and for Frank G. Hallowell from $220,000 to $235,000.  The increase in base salaries for Mr. Stelzig and Mr. Hallowell were effective November 1, 2020.

Named Executive Officers’ Role in Compensation Decisions

The Committee recommends to the Board of Directors the actual and targeted compensation of the Company’s Named Executive Officers. The Board, with any non‑independent members abstaining, approves the compensation of the Named Executive Officers.  (During 2020, all members of the Board were independent, and, during 2021, all members of the Board, except for Andrew T. Berger (since July 21, 2021) and Ezekiel J. Kruglick were independent.) The Committee determines its recommendations regarding the compensation plan for the Named Executive Officers based on major goals and objectives established by the Board of Directors. When applicable, the Committee also receives input from the Company's Chief Executive Officer regarding another Named Executive Officer’s leadership capabilities, past performance and potential for future contributions when making its recommendations on actual and targeted compensation amounts for Named Executive Officers.

Compensation Committee's Independent Consultant

The Compensation Committee has the authority to retain and terminate any compensation and benefits consultant and the authority to approve the related fees and other retention terms of the consultant.  In October 2021, the Compensation Committee directly retained the services of Semler Brossy Consulting Group, LLC ("Semler Brossy"), an independent compensation firm to advise the committee on certain executive compensation and benefit matters.  The Compensation Committee directed Semler Brossy to provide a competitive assessment of the compensation of our Chief Executive Officer and Chief Financial Officer (who are named executive officers for 2021), the Senior Vice President of Sales and Vice President of Engineering of ISNS (who are not named executive officers), and our Board of Directors; conduct a competitive assessment of the compensation of these officers and total Board and Board Committee

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compensation; draft a report summarizing Semler Brossy's findings and recommendations; and present the final results to the Compensation Committee that could be considered by the Compensation Committee and then recommended to the full Board of Directors for approval.  Semler Brossy provided compensation consulting services to the Compensation Committee only on matters for which the Compensation Committee is responsible. Semler Brossy did not provide the Compensation Committee or the Company's management with any additional services, and Semler Brossy does not have any additional relationship with Autoscope, ISNS, or their management in addition to the services that it provided to the Compensation Committee.  The Compensation Committee assessed Semler Brossy's independence in light of applicable rules of the SEC and Nasdaq and determined that no conflict of interest or independence concerns exist.

Other Considerations and Factors

Although the Committee and the Board consider tax and accounting issues in connection with their compensation decisions, those have not become material factors in their compensation decisions to date.

As disclosed elsewhere in this proxy statement, our directors, officers, employees, and their family members are subject to our Policy Against Insider Trading – Procedures and Guidelines Governing Insider Trading and Tipping.  Among other requirements, the Policy provides that these individuals are prohibited from engaging in hedging or monetization transactions with respect to the Company’s securities.  For purposes of the Policy, “hedge” and “hedging” include financial instruments that are designed to hedge or offset decreases in the value of equity securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds); short sales that hedge the economic risk of ownership; entering into borrowing or other arrangements involving a nonrecourse pledge of securities; selling security futures that establish a position that increase in value as the value of the underlying equity security decreases; and transactions that involve pledges of the underlying Company equity securities as collateral.  These types of transactions and all similar transactions denominated in the Company’s securities are prohibited by the Policy.  Individuals covered by the Policy also are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.  In certain limited circumstances, the Board may consider and grant waivers of the Policy's prohibitions on these individuals from holding Company securities in a margin account or pledging such securities.

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Summary Compensation Table ‑ 2021 and 2020

The following table sets forth information about compensation awarded to, earned by or paid to our Named Executive Officers for 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Stock- Based Compensation (1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Chad A. Stelzig	2021	$275,000	$18,174	$--	$11,973(2)	$305,148
Former President and Chief Executive Officer	2020	$262,500	$46,571	$--	$11,601(3)	$320,672

Frank G. Hallowell	2021	$238,333	$18,316	$--	$11,096(4)	$267,745
Chief Financial Officer	2020	$222,500	$18,366	$--	$8,907(5)	$249,773

Andrew T. Berger	2021	$--	$--	$--	$--	$--
Chief Executive Officer(6)

_________________

(1)   Consists of the grant date fair value of stock option awards during each year determined pursuant to Accounting Standards Codification (“ASC”) Topic 718. Refer to “Note 11 – Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021 and “Note 11 – Stock-Based Compensation” in our Annual Report on Form 10‑K for the year ended December 31, 2020 for a discussion of the assumptions used in calculating the grant date fair value. There can be no assurance that the amounts reflected in the table will ever be realized.

(2)    For Mr. Stelzig, the $11,973 in All Other Compensation for 2021 consists of $8,265 in Company match paid into his 401(k) plan account in 2021, $1,200 of Company contributions paid into his health savings account in 2021 and $2,508 for executive life premiums paid for Mr. Stelzig in 2021.  Mr. Stelzig served as ISNS's President and Chief Executive Officer throughout all of 2020 and 2021, and he resigned effective December 31, 2021.

(3)    For Mr. Stelzig, the $11,601 in All Other Compensation for 2020 consists of $7,896 in Company match paid into his 401(k) plan account in 2020, $1,200 of Company contributions paid into his health savings account in 2020 and $2,505 for executive life premiums paid for Mr. Stelzig in 2020.

(4)    For Mr. Hallowell, the $11,096 in All Other Compensation for 2021 consists of $7,150 in Company match paid into his 401(k) plan account in 2021, $1,200 of Company contributions paid into his health savings account in 2021 and $2,746 for executive life insurance premiums paid for Mr. Hallowell in 2021.

(5)    For Mr. Hallowell, the $8,907 in All Other Compensation for 2020 consists of $5,000 in Company match paid into his 401(k) plan account in 2020, $1,200 of Company contributions paid into his health savings account in 2020 and $2,707 for executive life insurance premiums paid for Mr. Hallowell in 2020.

(6)    Mr. Berger has served as Chief Executive Officer of Autoscope beginning in April 2021 and received no compensation in 2021 for serving in such position.

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Grants of Equity and Non-Equity Awards ‑ 2021

In the following table, we have provided information regarding equity awards under the 2014 Plan and non-equity incentive plan awards made to Mr. Stelzig and Mr. Hallowell for 2021.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Securities Underlying Stock Awards (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold($)	Target($)	Maximum($)

Chad A. Stelzig	1/1/21	$110,000	$137,500	$220,000	--	--	--

Frank G. Hallowell	1/1/21	$98,000	$122,500	$196,000	--	--	--

_________________

(1)  Represents the range of awards under the incentive component for 2021 under the incentive cash bonus plans for Mr. Stelzig and Mr. Hallowell.  The amounts in these columns reflect the minimum payment level if an award is achieved, the target payment level and the maximum payment level under each plan if superior performance is attained.  Amounts actually paid for 2021 are set forth in the “Non‑Equity Incentive Plan Compensation” column of the “Summary Compensation Table ‑ 2021 and 2020” above.

(2)  Represents the grant date fair value determined pursuant to ASC Topic 718.  Generally, the grant date fair value is the amount expensed in our financial statements over the vesting schedule of the stock options or restricted stock awards.

Outstanding Equity Awards at Fiscal Year‑End ‑ 2021

In April 2005, we adopted the Image Sensing Systems, Inc. 2005 Stock Incentive Plan (the "2005 Plan"), and in April 2014, we adopted the 2014 Plan (collectively, the “Plans”), which provide for the granting of incentive stock options, non‑qualified stock options, stock appreciation rights, restricted stock awards and performance awards to our officers, directors, employees, consultants and independent contractors.  Options granted to employees under the Plans generally vest over three to five years based on service and have a contractual term of nine to 10 years. As of December 31, 2021, there were options outstanding under the Plans to purchase a total of 12,000 shares with a weighted average exercise price per share of $4.90.

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In the following table, we have provided information regarding outstanding equity awards held at December 31, 2021 by the Named Executive Officers:

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)	Un-Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested(1) ($)
Chad A. Stelzig	3,000	—	$5.00	09/17/2022
	2,000	—	$7.10	08/20/2023
	4,000	—	$4.22	05/13/2024
					4,225	$26,575

Frank G. Hallowell					3,506	$22,053

(1) The market value of unvested restricted stock awards ("RSAs") equal the closing price of our common stock on The Nasdaq Capital Market at the end of fiscal year 2021 ($6.29) multiplied by the number of shares.  The RSAs vest in three equal installments beginning on the first anniversary of the grant date.

_________________

Option Exercises and Stock Vested – 2021

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Chad A. Stelzig	—	—	11,220(1)	$50,070
Frank G. Hallowell	—	—	3,505	$16,158

(1) Mr. Stelzig authorized the Company to withhold 4,028 shares of stock to cover tax obligations.  The number of shares subject to RSAs acquired by Mr. Stelzig after fulfilling all tax obligations was 7,192 shares, and the value realized on vesting following the withholding of shares was $32,095.

(2) The value realized on the vesting of the RSAs is the fair market value of our common stock at the time of vesting.

Stock Options

Under the terms of the 2005 Plan and 2014 Plan, if a participant’s employment with the Company terminates by reason of the participant’s death or disability, then, to the extent a stock option held by the participant is vested as of the date of death or disability, the stock option may be exercised by the participant, the legal representative of the participant’s estate, the legatee of the participant under the will of the participant, or the distributee of the participant’s estate, whichever is applicable, for a period of one year from the date of death or disability or until the expiration of the stated term of the stock option, whichever period is shorter.  Any options that are not vested as of the date of death or termination due to disability will immediately lapse and be of no further force or effect.

If a participant’s employment with us terminates for any reason other than death or disability or other than for cause, then, to the extent any stock option held by the participant is vested as of the date of termination, the stock option may be exercised for a period of 90 days from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Any options that are not vested as of the date of termination will immediately lapse and be of no further force or effect.  Upon the termination of the participant’s employment by us for cause, any and all unexercised stock options granted to the participant will immediately lapse and be of no further force or effect.

In the event of a “change in control” of Autoscope, as that term is defined in the respective Plans, all stock options held by executive officers then outstanding and not fully vested will become fully vested and exercisable in accordance with their terms.

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Employment Agreements

Chad A. Stelzig

On June 27, 2016, the Company entered into an Employment Agreement with Chad A. Stelzig (the “Stelzig Agreement”) providing that Mr. Stelzig would serve as ISNS's Interim President and Interim Chief Executive Officer.  The Stelzig Agreement provided for a base salary for the year ended December 31, 2016 of $225,000 and that his performance would be evaluated by the Company's Board no less often than annually.  The Stelzig Agreement provided that Mr. Stelzig was eligible to receive a bonus to be determined by the Company’s Board of Directors and that he would be entitled to insurance and other benefits in accordance with the Company’s standard executive employee programs.

The Stelzig Agreement provided that if Mr. Stelzig’s termination of employment was voluntary on his part and not for “Good Reason” as defined in the Stelzig Agreement, the Company must pay to Mr. Stelzig all earned and unpaid amounts due to him for salary through the termination date, and Mr. Stelzig would have 90 days after the date of the termination of his employment to exercise all options owned by Mr. Stelzig that were exercisable as of such termination date.  Any other options, restricted stock awards and restricted stock units owned by Mr. Stelzig would automatically terminate.  The Stelzig Agreement also provided that if the termination of employment was “With Cause” as defined in the Stelzig Agreement, Mr. Stelzig would not be entitled to any severance, and all of the options, restricted stock awards and restricted stock units then owned by Mr. Stelzig would automatically terminate.  It also provided that if the termination was “Without Cause” as defined in the Stelzig Agreement, Mr. Stelzig would be entitled to six months of salary continuation, without eligibility for bonus, and he would have 90 days to exercise all options that he owned that were exercisable as of such termination date. Any other options and any unvested restricted stock awards or restricted stock units for the Company’s common stock owned by him would terminate.

On March 25, 2020, the Company approved a compensation plan for the year ending December 31, 2020 for Mr. Stelzig.  Under the compensation plan, Mr. Stelzig received an annual base salary of $260,000.  Furthermore, Mr. Stelzig was eligible to receive a cash bonus for 2020 to be determined by the Company's Board of Directors.

On December 28, 2020, the Company approved an increase in annual base salary for Mr. Stelzig from $260,000 to $275,000.  The increase in base salary for Mr. Stelzig was retroactive to November 1, 2020.

Frank G. Hallowell

On April 29, 2019, the Company entered into an Employment Agreement with Frank G. Hallowell (the "2019 Hallowell Agreement") providing that Mr. Hallowell will serve as ISNS's Chief Financial Officer.  The 2019 Hallowell Agreement provided for an annualized base salary for the year ended December 31, 2019 of $220,000 and that his performance would be evaluated by the Company's Board no less often than annually.  In addition, the 2019 Hallowell Agreement provided for a one-time restricted stock award granted under the 2014 Plan with a grant date fair value equal to $55,000 determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation - Stock Compensation, which vests as to one-third of the shares of the Company's common stock subject to such awards on each of the first, second and third anniversary dates of the date of grant if Mr. Hallowell is then an employee of the Company.  The 2019 Hallowell Agreement provided that Mr. Hallowell was eligible to receive a bonus to be determined by the Company's Board of Directors and that he was entitled to insurance and other benefits in accordance with the Company's standard executive employee programs.

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The 2019 Hallowell Agreement provided that if Mr. Hallowell's termination of employment was voluntary on his part and not for "Good Reason" as defined in the 2019 Hallowell Agreement, the Company must pay to Mr. Hallowell all earned and unpaid amounts due to him for salary through the termination date, and Mr. Hallowell would have 90 days after the date of the termination of his employment to exercise all options owned by Mr. Hallowell that were exercisable as of such termination date.  Any other options, restricted stock awards and restricted stock units owned by Mr. Hallowell would automatically terminate.  The 2019 Hallowell Agreement also provided that if the termination of employment was “With Cause” as defined in the 2019 Hallowell Agreement, Mr. Hallowell would not be entitled to any severance, and all of the options, restricted stock awards and restricted stock units then owned by Mr. Hallowell would automatically terminate.  It also provided that if the termination was “Without Cause” as defined in the 2019 Hallowell Agreement, Mr. Hallowell would be entitled to three months of salary continuation, without eligibility for bonus, and he would have 90 days to exercise all options that he owned that were exercisable as of such termination date. Any other options and any unvested restricted stock awards or restricted stock units for the Company’s common stock owned by him would terminate.

On March 25, 2020, the Company approved a compensation plan for the year ending December 31, 2020 for Mr. Hallowell.  Under the compensation plan, Mr. Hallowell received an annual base salary of $220,000.  Furthermore, Mr. Hallowell was eligible to receive a cash bonus for 2020 to be determined by the Company's Board of Directors.

On December 28, 2020, the Company approved an increase in annual base salary for Mr. Hallowell from $220,000 to $235,000.  The increase in base salary for Mr. Hallowell was retroactive to November 1, 2020.

On November 15, 2021, the Company approved a compensation plan for the year ending December 31, 2021 for Mr. Hallowell.  Under the compensation plan, Mr. Hallowell received an increase in annual base salary from $235,000 to $245,000.  The increase in base salary for Mr. Hallowell was retroactive to September 1, 2021.  Furthermore, Mr. Hallowell was eligible to receive a cash bonus to be determined by the Company's Board of Directors.

Effective on February 1, 2022, Mr. Hallowell was appointed as ISNS's President and Chief Operating Officer.  Also on February 1, 2022, the Company entered into an Employment Agreement (the "2022 Hallowell Employment Agreement") with Mr. Hallowell as the Chief Financial Officer of Autoscope and the President, Chief Financial Officer and Chief Operating Officer of ISNS.  The 2022 Hallowell Employment Agreement supersedes the 2019 Hallowell Agreement.

The 2022 Hallowell Employment Agreement provides for an annual salary of $300,000.00 for the remainder of the 2022 calendar year and a target bonus of up to 25% of Mr. Hallowell's salary for the previous calendar year based on the attainment of performance goals set by Autoscope's Board of Directors.

Potential Payments upon Termination of Employment

The table below reflects the amount of compensation to which Chad A. Stelzig, Frank G. Hallowell and Andrew T. Berger would have been entitled as our Named Executive Officers as of December 31, 2021 upon termination of employment under the specified circumstances.  The amounts shown assume that the termination was effective as of December 31, 2021, include amounts earned through that time, and are estimates of the amounts which would be paid out to each of our Named Executive Officers upon the termination of their employment.  The actual amounts to be paid out can be determined only at the time of actual separation from our Company.

Name	Cash Severance Payment($)	Total($)
Chad A. Stelzig
Retirement or resignation	$—	$—
Termination without cause	137,500	137,500
Termination for cause	—	—
Death	—	—

Frank G. Hallowell
Retirement or resignation	$—	$—
Termination without cause	61,250	61,250
Termination for cause	—	—
Death	—	—

Andrew T. Berger
Retirement or resignation	$—	—
Termination without cause	—	—
Termination for cause	—	—
Death	—	—

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Other Post‑Employment Payments

We generally do not provide pension arrangements or post‑retirement health coverage for executive officers or other employees. We do not provide any nonqualified defined contribution or other deferred compensation plans.

RELATED PERSON TRANSACTIONS AND POLICY

Related Person Transactions

During the year ended December 31, 2021, the Company had no transactions with related persons as described in Item 404 of the SEC’s Regulation S-K.

Related Person Transaction Policy

The Company’s Code of Ethics and Business Conduct (the “Ethics Code”) requires that the Company’s Board or Audit Committee approve activities that could involve a conflict of interest if undertaken by an “associate,” which consists of the Company’s directors, officers, employees and consultants.  These transactions include owning a substantial interest in any competing business or in any outside distributor or customer that does or seeks to do business with the Company; providing services to any outside concern that does business with the Company or competes with the Company; representing the Company in any business transaction with a person or organization in which associates or their immediate family have a personal interest or may derive a benefit; or taking advantage of any business opportunity which may belong to the Company.  In considering these transactions under the Ethics Code, the Board or the Audit Committee would consider and evaluate information regarding the transaction, including the dollar amounts involved in the transaction.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

Audit Committee Report

The Audit Committee of the Board of Directors is currently composed of the following non‑employee directors: James W. Bracke (Chair), Geoffrey C. Davis and Brian J. VanDerBosch.  Mr. Bracke was appointed Audit Committee Chair on November 1, 2016.  The members of the Audit Committee in 2021 were and now are independent for purposes of the listing standards of The Nasdaq Capital Market and the rules of the Securities and Exchange Commission.  For 2021, our Board of Directors identified members Mr. Bracke, and Mr. VanDerBosch as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and selects our independent registered public accounting firm.  Management has the primary responsibility for the financial reporting process, including our system of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on our financial statements.  The Audit Committee discusses with our independent registered public accounting firm the overall scope and plans for its audits and meets with our independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting.

In fulfilling our oversight responsibilities, the Audit Committee has met and held discussions with management and our independent registered public accounting firm. The Audit Committee reviewed and discussed the financial statements with management and our independent registered public accounting firm, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm’s independence from management, including whether the provision of non‑audit services is compatible with maintaining the firm’s independence, and matters required to be discussed by the Auditing Standards No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Autoscope Technologies Corporation’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission.  The Committee has selected Boulay PLLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

By the Audit Committee –

James W. Bracke, Chair
Geoffrey C. Davis
Brian J. VanDerBosch

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PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Audit fees, including aggregate fees for the audit of our annual financial statements, reviews of our quarterly financial statements and reviews of filings with the Securities and Exchange Commission, were $76,900 and $72,885 for fiscal 2021 and 2020, respectively.

Audit‑Related Fees

There were no audit‑related fees paid to Boulay for fiscal 2021 and 2020.

Tax Fees

There were no tax‑related fees paid to Boulay for fiscal 2021 and 2020.

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All Other Fees

We paid no other fees to our independent registered public accounting firm in 2021 or 2020.

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services Provided by Our Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre‑approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission.  This policy requires the review and pre‑approval by the Audit Committee of all audit and permissible non‑audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre‑approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit‑related, tax and other non‑audit services to be provided by our independent registered public accounting firm during the year.

As the need arises, other specific permitted services are pre‑approved on a case‑by‑case basis during the year.  A request for pre‑approval of services on a case‑by‑case basis must be submitted by our Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence.  The Audit Committee has delegated to its Chair pre‑approval authority between meetings of the Audit Committee.  Any pre‑approvals made by the Chair must be reported to the Audit Committee.  The Audit Committee will not delegate to management the pre‑approval of services to be performed by our independent registered public accounting firm.

All of the services provided by our independent registered public accounting firm in fiscal 2021 and 2020 were approved by the Audit Committee under its pre‑approval policies.

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PROPOSAL 2 ‑ RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Boulay PLLP audited our consolidated financial statements for the fiscal year ended December 31, 2021.  The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2022.

Although we are not required to do so, we are submitting the appointment of Boulay PLLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 for ratification by Autoscope's shareholders in order to ascertain the views of Autoscope's shareholders on this appointment.  If the appointment is not ratified, the Audit Committee will reconsider its selection. A representative of Boulay PLLP is expected to be present at the 2022 annual meeting. The representative will have an opportunity to make a statement at the meeting and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.  Proxies will be voted FOR ratifying this appointment unless otherwise specified.

PROPOSAL 3 –VOTE ON THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION PAID
TO OUR NAMED EXECUTIVE OFFICERS

Our executive compensation program emphasizes performance-based compensation, recognizes both quantitative and qualitative performance objectives based upon our executives officers’ responsibilities, and includes a mix of short-term cash and long-term equity-based compensation.  The annual cash incentives and the stock options and awards we grant to our Named Executive Officers, which constitute a significant portion of their total compensation, are performance-based compensation.  We believe that performance-based compensation can be a key factor in motivating executive performance to maximize shareholder value and align executive performance with our corporate objectives and shareholder interests.

We generally do not have separate retirement plans or benefits for our Named Executive Officers. They may participate in our 401(k) plan in which all eligible employees may participate.  In addition, our Named Executive Officers participate in Company-sponsored group benefit plans available to all employees.

We urge you to read the Compensation Discussion section of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2021 compensation of our Named Executive Officers.  We believe that, viewed as a whole, our compensation practices and policies are appropriate and fair to both the Company and its executives.

As provided by the say-on-pay rules, we are asking you to vote on the adoption of the following resolution:

BE IT RESOLVED by the shareholders of Autoscope Technologies Corporation that the shareholders approve the compensation of the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in the Company's proxy statement for the 2022 Annual Meeting.

Proxies will be voted in favor of the resolution unless shareholders specify otherwise in their proxies and except for broker non-votes. The affirmative vote of at least a majority of the voting power of the shares present, in person or by proxy, and entitled to vote (excluding broker non-votes) is required for advisory approval of our executive compensation. As an advisory vote, this proposal is non-binding. However, the Board and our Compensation Committee, which is responsible for designing and overseeing the administration of our executive compensation program, value the opinions of Autoscope's shareholders and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

The Board of Directors recommends that you vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules.

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PROPOSAL 4 - VOTE ON THE AMENDMENT TO OUR SECTION 382 SHAREHOLDER RIGHTS AGREEMENT

Background of and Reasons for the Amendment

Effective on July 21, 2021, Autoscope, Continental Stock Transfer & Trust Company and, with respect to only Section 37 thereof, ISNS, entered into the Amended and Restated Rights Agreement (the "Rights Agreement").  The Board of Directors of Autoscope declared a dividend distribution of one right (a “Right”) for each outstanding share of Autoscope’s common stock, par value $0.01 per share, to shareholders of record at the close of business on July 21, 2021 pursuant to the Rights Agreement. Each Right entitles the registered holder to purchase from Autoscope one one-thousandth of a share of the Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of Autoscope at an exercise price of $25.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Purchase Price”).

The Rights Agreement provides that the "Final Expiration Date" of the Rights Agreement is 6:00 p.m., Eastern time, on June 4, 2022.  On March 1, 2022, the Board of Directors adopted an amendment to the Rights Agreement (the "2022 Amendment") to extend the expiration date of the Rights Agreement from June 4, 2022 to June 4, 2024.  Autoscope is now submitting the 2022 Amendment to the shareholders for their consideration and approval.

By adopting the 2022 Amendment, the Board of Directors is helping to preserve the value of certain deferred tax benefits of the Company, including those generated by net operating losses (collectively, the “Tax Benefits”). As of December 31, 2021, we estimate that we had U.S. federal net operating loss carryforwards of approximately $17 million. Unless otherwise restricted, we believe that we will be able to carry forward a significant amount of these net operating loss carryforwards and any other Tax Benefits, and so these Tax Benefits could be a substantial asset to us. If we experience an ownership change for purposes of Section 382 of the Code, however, our ability to use our Tax Benefits will be substantially limited. These limitations could require us to pay U.S. federal income taxes earlier than would otherwise be required if such limitations were not in effect and could cause the Tax Benefits to expire unused, in each case reducing or eliminating the benefit of the Tax Benefits. Similar rules and limitations may apply for state income tax purposes.

In general terms, the Rights Agreement works by imposing a significant penalty upon any person or group that acquires 4.99% or more of the outstanding shares of Autoscope’s common stock without the approval of the Board. The Company’s ability to use the Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Code. In general, such an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by shareholders owning (or deemed to own under Section 382 of the Code) five percent or more of a corporation’s securities over a rolling three-year period. The Rights Agreement reduces the likelihood that changes in Autoscope’s investor base have the unintended effect of limiting the Company’s use of its Tax Benefits. The Board believes it is in the best interest of the Company and its shareholders that the Company provide for the protection of the Tax Benefits by adopting the 2022 Amendment extending the expiration date of the Rights Agreement.

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The Rights Agreement is intended to act as a deterrent to any Acquiring Person (as defined below). This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of Autoscope's common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of Autoscope’s securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

Description of the Rights Agreement

The following summary of the material terms of the 2022 Amendment and the Rights Agreement is qualified in its entirety by reference to the copy of the 2022 Amendment attached as Appendix A and the Rights Agreement attached as Appendix B to this proxy statement.

Distribution and Transfer of Rights; Rights Certificates

Before the Distribution Date referred to below:

  the Rights are and will be evidenced by and trade with the stock certificates for the shares of Autoscope’s common stock (or, with respect to any uncertificated shares of common stock registered in book entry form, by notation in book entry), and no separate Rights certificates will be distributed;

  stock certificates for shares of Autoscope’s common stock issued after the Record Date (as that term is defined in the Rights Agreement) contain a legend incorporating the Rights Agreement by reference (and, for any uncertificated shares of common stock registered in book entry form, this legend is contained in a notation in book entry);

  new Rights will accompany any new shares of Autoscope’s common stock issued after the Record Date; and

  the surrender for transfer of any certificates for shares of Autoscope’s common stock (or the surrender for transfer of any uncertificated shares of common stock registered in book entry form) will also constitute the transfer of the Rights associated with such shares.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from Autoscope’s common stock and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of Autoscope’s common stock. The date on which the Rights separate from the shares of Autoscope’s common stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Rights will separate from the shares of common stock and be evidenced by book-entry credits or by Rights certificates that Autoscope will cause to be mailed to all eligible holders of common stock, and any Rights held by an Acquiring Person will be void and may not be exercised.

Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price (as that term is defined in the Rights Agreement), one one-thousandth of a Preferred Share having economic and other terms similar to that of one share of Autoscope’s common stock. This portion of a Preferred Share is intended to give the shareholder approximately the same dividend, voting and liquidation rights as would one share of common stock and should approximate the value of one share of common stock.

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More specifically, each one one-thousandth of a Preferred Share, if issued, will:

  not be redeemable;

  entitle its holder to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

  entitle its holder upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;

  have the same voting power as one share of common stock; and

  entitle its holder to a per share payment equal to the payment made on one share of common stock, if the shares of common stock are exchanged via merger, consolidation or a similar transaction.

Consequences of a Person or Group Becoming an Acquiring Person

Definition of Acquiring Person.  An “Acquiring Person” is a person or group that, together with affiliates and associates of such person or group, acquires beneficial ownership of 4.99% or more of Autoscope’s common stock, other than (i) an “Exempt Person”; (ii) any shareholder that, as of the time of the first public announcement of adoption of the Rights Agreement, beneficially owns 4.99% or more of Autoscope’s common stock (unless and until such person thereafter acquires any additional shares of common stock, subject to certain exceptions); (iii) a person who becomes an Acquiring Person solely as a result of Autoscope repurchasing shares of its common stock; and (iv) certain shareholders who inadvertently buy shares in excess of 4.99% of the shares of common stock and who thereafter reduce the percentage of the shares they own below 4.99%. An Exempt Person is defined as Autoscope, its subsidiaries and their respective employee benefit plans; and any person that the Board has affirmatively determined, in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of the Rights Agreement or other circumstances facing the Company, will not be deemed an Acquiring Person.

Flip-In Trigger.  If an Acquiring Person acquires beneficial ownership of 4.99% or more of the outstanding shares of Autoscope’s common stock, all holders of Rights may purchase, for the Purchase Price, a number of shares of common stock (or, in certain circumstances, cash, property or other securities of Autoscope) having a then-current market value equal to twice the Purchase Price, based on the market price of the common stock before such acquisition. However, the Rights are not exercisable following the occurrence of such an event until the Rights are no longer redeemable by Autoscope, as described below.

Following the occurrence of an event described in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Flip-Over Trigger.  If, after an Acquiring Person obtains 4.99% or more of the outstanding shares of Autoscope’s common stock, Autoscope merges into another entity, an acquiring entity merges into Autoscope, or Autoscope sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle its holder to purchase, for the Purchase Price, a number of shares of stock of the acquiring person engaging in the transaction having a then-current market value equal to twice the Purchase Price, based on the market price of the Acquiring Person’s stock before such transaction.

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Redemption of the Rights

The Board may redeem the Rights for $0.001 per Right (payable in cash, shares of Autoscope’s common stock or other consideration deemed appropriate by the Board) at any time before a person becomes an Acquiring Person. When the Board redeems the Rights, the Rights will terminate, and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if Autoscope undertakes a stock dividend or a stock split of its common stock.

Exchange

After a person or group becomes an Acquiring Person, but before an Acquiring Person beneficially owns 50% of the outstanding shares of Autoscope’s common stock, the Board may extinguish the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, by exchanging two shares of common stock or an equivalent security for each Right. In certain circumstances, Autoscope may elect to exchange the Rights for cash or other securities of Autoscope having a value approximately equal to two shares of common stock.

Expiration of the Rights

The Rights expire on the earliest of (i) 6:00 p.m., Eastern time, on June 4, 2022 (unless such date is extended because the 2022 Amendment is approved by Autoscope’s shareholders at the annual meeting of shareholders scheduled for May 10, 2022); (ii) the time at which the Rights are redeemed or exchanged under the Rights Agreement; (iii) the repeal of Section 382 of the Code or any successor statute or any other change if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the Tax Benefits; or (iv) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available.  If Autoscope’s shareholders approve the 2022 Amendment, the Rights will expire at the earliest of 6:00 p.m., Eastern time, on June 4, 2024 (unless such date is again extended) and the occurrence of the other events set forth in clauses (ii) through (iv) of the foregoing sentence.

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or before the Distribution Date. After the Distribution Date, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to cure any ambiguities, to shorten or lengthen any time period set forth in the Rights Agreement, or to make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Shareholder Rights

The Rights do not have any voting rights. Until a Right is exercised, the holder of the Right will have no separate rights as a shareholder of Autoscope.

Anti-Dilution Provisions

The Board may adjust the Purchase Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of Autoscope’s Preferred Shares or shares of common stock.

With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

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Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following any occurrence of an event that renders the Rights exercisable or upon any redemption of the Rights, shareholders may recognize taxable income.

Certain Considerations Relating to the Rights Agreement

The Board believes that attempting to protect the Tax Benefits as described above is in our and the shareholders’ best interests. Nonetheless, we cannot eliminate the possibility that an ownership change will occur even if the 2022 Amendment is approved. You should consider the factors below when making your decision.

  Future Use and Amount of the Tax Benefits Are Uncertain. Our use of the Tax Benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Benefits at such time will exceed any potential limitation under Section 382 of the Code.

  Potential Challenge to the Tax Benefits. The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty because of the complexity and ambiguity of the Section 382 provisions of the Code and because of limitations on the knowledge that any publicly-traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of the Tax Benefits available to us at such time even if the Rights Agreement is in place.

  Continued Possibility of Ownership Change. Although the Rights Agreement is intended to diminish the likelihood of an ownership change by deterring (rather than prohibiting) persons or groups of persons from acquiring beneficial ownership of Autoscope's common stock in excess of the specified limitations, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of Autoscope's common stock by shareholders who are 5% shareholders (as defined under Section 382 of the Code) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of Autoscope's common stock, over which we have no control. Additionally, it may be in Autoscope's best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of common stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.

  Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of Autoscope's common stock in excess of the specified limitations. A shareholder’s ability to dispose of Autoscope's common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire Autoscope's common stock or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their ownership of Autoscope's common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

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  Potential Impact on Value. The Rights Agreement could negatively impact the value of Autoscope's common stock by deterring persons or groups of persons from acquiring Autoscope's common stock, including in acquisitions for which some shareholders might receive a premium above market value.

  Anti-Takeover Effect. The Board adopted the Rights Agreement and the 2022 Amendment to diminish the risk that our ability to use the Tax Benefits to reduce potential federal and state income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of Autoscope's common stock or, in the case of a person or group of persons that already own 4.99% or more of Autoscope's common stock, from increasing its percentage ownership by more than 1.00% of Autoscope's outstanding shares. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Proxies will be voted in favor of the 2022 Amendment unless shareholders specify otherwise in their proxies and except for broker non-votes.  The affirmative vote of at least a majority of the voting power of the shares present, in person or by proxy, and entitled to vote (excluding broker non-votes) is required for the approval of the 2022 Amendment. If the 2022 Amendment is not approved, the Rights Agreement will expire at 6:00 p.m., Eastern time, on June 4, 2022.

The Board of Directors recommends that you vote FOR the approval of the 2022 Amendment.

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PROPOSAL 5 – APPROVAL OF THE AUTOSCOPE TECHNOLOGIES CORPORATION 2022 STOCK OPTION AND INCENTIVE PLAN

On February 17, 2022, Autoscope's Board of Directors adopted, subject to shareholder approval, the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan (the "2022 Stock Plan").  The purpose of the 2022 Stock Plan is to promote the growth and general prosperity of Autoscope by permitting it to grant awards to employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers of the Company, thereby assisting it in its efforts to attract and retain the best available persons for positions of substantial responsibility and to provide employees, officers, members of the Board of Directors, consultants, independent contracts, and other service providers an additional incentive to contribute, by the performance of services, to the future success of the Company.

The 2014 Plan will expire on April 9, 2024, and we plan to continue to grant options and other awards under the 2014 Plan until shares are no longer available for the grant of awards.  As of February 28, 2022, 125,504 shares remained available for awards under the 2014 Plan.

The Board believes that the continuation of incentive compensation is essential to attracting, retaining and motivating individuals to enhance the likelihood of our future success.  Shareholder approval of the 2022 Stock Plan will permit us to award incentives to achieve these goals.

The following summary of the material terms of the 2022 Stock Plan is qualified in its entirety by reference to the 2022 Stock Plan, a copy of which is attached as Appendix C to this proxy statement.

Summary of the 2022 Stock Plan

Administration

The Compensation Committee will administer the 2022 Stock Plan and will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2022 Stock Plan.  In addition, the Compensation Committee can determine any restrictions to be placed on common stock purchased upon exercising an option and whether any specific grants of awards should include provisions regarding non-solicitation, non-competition, confidentiality or "for cause" restrictions.  Subject to the provisions of the 2022 Stock Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The Compensation Committee has authority to interpret the 2022 Stock Plan and establish rules and regulations for it administration.  The Board may exercise the powers of the Compensation Committee at any time, subject to certain conditions.  The Compensation Committee may delegate to one or more of our officers the authority to grant options, subject to certain conditions and the terms, conditions and limitations the Compensation Committee may establish.  The Board may exercise the powers and duties of the Compensation Committee under the 2022 Stock Plan unless the exercise of such powers and duties by the Board would cause the 2022 Stock Plan not to comply with the requirements of Section 162(m) of the Code.

Eligible Participants

Any employee, officer, member of the Company's Board of Directors, consultant, independent contractors or others providing services to us or any of our affiliates who is selected by the Compensation Committee is eligible to receive an award under the 2022 Stock Plan.  As of February 28, 2022, approximately 41 employees, officers and directors were eligible to be selected by the Compensation Committee to receive awards under the 2022 Stock Plan.

Shares Available for Awards

The maximum number of shares of Autoscope's common stock that may be issued under all stock-based awards made under the 2022 Stock Plan will be 1,000,000 shares.  The closing price of a share of Autoscope's common stock as reported on The Nasdaq Capital Market on February 28, 2022 was $6.67.  Certain awards under the 2022 Stock Plan are subject to limitations on the number of shares that may be awarded, as follows:

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•	No person may be granted options, stock appreciation rights or any other award under the 2022 Stock Plan in any calendar year, the value of which award is based solely on an increase in the value of Autoscope's common stock after the date of grant of the award, for more than 150,000 shares in the aggregate.

•	No person may receive performance awards in any calendar year for more than $500,000 in value in the aggregate, whether payable in cash, shares or other property.

The maximum number of shares subject to the 2022 Stock Plan may be increased by the Board of Directors or the Compensation Committee, subject to the approval of Autoscope's shareholders.  In addition, the Compensation Committee may adjust the number of shares subject to the 2022 Stock Plan and, if appropriate, the per share exercise price of outstanding awards in the case of a stock dividend, split, reverse split, reclassification, combination, exchange of common stock or other similar recapitalization of Autoscope in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2022 Stock Plan.

Shares of Autoscope's common stock subject to any awards which terminate or expire prior to exercise by or vesting in a recipient of the award will be available for future awards under the 2022 Stock Plan.  In addition, shares used by award recipients as payment of the exercise price or in satisfaction of the tax obligations relating to an award will be available again for award grants.

Change in Control

Unless otherwise provided by the Compensation Committee, in the event of a "Change in Control" (as that term is defined in the 2022 Stock Plan), the following shall occur immediately as of the effective date of such Change in Control:

•	any and all awards granted will be, as nearly as may reasonably be, automatically converted into the same type of award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the recipient of the award would have owned or been entitled to receive had the awards been exercised or realized in full immediately before the effective date of the Change in Control;

•	all options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the recipients to whom such options have been granted remain in the employ or service of Autoscope or any "Affiliate" (as the term "Affiliate" is defined in the 2022 Stock Plan);

•	all outstanding awards of restricted stock and restricted stock units will become immediately fully vested regardless of whether the recipients to whom such options have been granted remain in the employ or service of Autoscope or any Affiliate; and

•	all other outstanding awards will vest and/or continue to vest in the manner determined by the Compensation Committee.

In addition, the Compensation Committee has the discretion, exercisable without the consent of any recipient of an award under the 2022 Stock Plan, if not prohibited by the applicable agreement, at any time before the effective date of a Change in Control, to take such further action as it determines to be necessary or advisable with respect to outstanding awards.  Such authorized action may include establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended or additional time for exercise; paying cash or other consideration in exchange for all or part of such awards; and lifting restrictions and other modifications.  The Compensation Committee may take such actions with respect to all recipients, to certain categories of recipients or to only individual recipients of awards granted under the 2022 Stock Plan.

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Types of Awards and Terms and Conditions

The 2022 Stock Plan permits the granting of:

•	stock options (including both incentive stock options ("ISOs") intended to qualify as such as defined in Section 422 of the Code and non-qualified stock options);

•	stock appreciation rights ("SARS");

•	restricted stock and restricted stock units;

•	performance awards of cash, stock or property; and

•	other stock grants.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2022 Stock Plan or any other compensation plan.

Stock Options. The holder of an option granted under the 2022 Stock Plan will be entitled to purchase a number of shares of Autoscope's common stock at a specified exercise price during a specified time period, all as determined by the Committee. However, the exercise price of shares of common stock that are subject to an ISO cannot be less than 100% of the Fair Market Value of such shares at the time the option is granted (as the term “Fair Market Value” is defined in the 2022 Stock Plan), and the exercise price of an ISO granted to an employee of Autoscope or any Affiliate who owns at least 10% of the total combined voting power of all classes of Autoscope’s stock or any Affiliate cannot be less than 110% of the Fair Market Value of the shares subject to the ISO. In addition, the term of an ISO cannot be more than 10 years after the date of grant, although the term of an ISO granted to an employee or an Affiliate who owns at least 10% of the total combined voting power of all classes of Autoscope’s stock or any Affiliate cannot be more than five years. The aggregate Fair Market Value of the shares of common stock with respect to which an ISO is exercisable by the recipient for the first time during any calendar year cannot exceed $100,000. To the extent an ISO exceeds this $100,000 limit, the portion of the ISO in excess of such limit shall be deemed a non-statutory option. An ISO is not transferable except by will or the laws of descent and distribution, and ISOs are exercisable during a recipient’s lifetime only by the recipient.

The option exercise price of any option granted under the 2022 Stock Plan may be payable either in cash or, at the discretion of the Compensation Committee, payment or a portion thereof may be made by surrendering previously acquired shares of common stock or shares of common stock issuable upon the exercise of that option, or by a combination of such shares and cash. Except for an ISO as described above, and subject to the discretion of the Compensation Committee to provide otherwise when an option is granted, options granted under the 2022 Stock Plan are not transferable except by will or the laws of descent and distribution and are exercisable during a recipient’s lifetime only by the recipient.

Subject to the discretion of the Compensation Committee to determine otherwise at the time of grant of an option under the 2022 Stock Plan, upon the termination of the recipient’s employment or other relationship with Autoscope or with an Affiliate for any reason other than the recipient’s death, all options held by the recipient may be exercised to the same extent that the recipient would have been entitled to exercise such options at the date of termination and may be exercised within a period of 90 days after the date of termination, but in no case later than the expiration date of each such option. Any portion of an option that is not exercisable at the time of the termination of a recipient’s employment or other relationship with the Company as described in the foregoing sentence shall automatically terminate.

Subject to the discretion of the Compensation Committee to determine otherwise at the time of grant of an option under the 2022 Stock Plan, upon the termination of a recipient’s employment as a result of the death of a recipient, all options held by the recipient may be exercised to the same extent that the recipient would have been entitled to exercise such options at the date of death and may be exercised within a period of 180 days after the date of death, but in no case later than the expiration date of each such option. In such event, such options shall be exercisable only by the executors or administrators of the recipient or by the person or persons to whom the recipient’s rights under the options have passed by will or the laws of descent and distribution. Any portion of an option that is not exercisable at the time of a recipient’s death will automatically terminate.

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Stock Appreciation Rights. The holder of a SAR granted under the 2022 Stock Plan is entitled to receive upon its exercise the excess of the Fair Market Value (calculated as of the exercise date or, in the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of Autoscope's common stock over the grant price of the SAR, which price will not be less than 100% of the Fair Market Value of one share of common stock on the date of grant. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. Subject to the terms of the 2022 Stock Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SAR are as determined by the Compensation Committee.

Subject to the provisions of the 2022 Stock Plan and the agreement for any award of SARs, SARs are not transferable during any applicable restriction period.

Restricted Stock and Restricted Stock Units. The holder of awards of restricted stock granted under the 2022 Stock Plan will own shares of Autoscope's common stock subject to restrictions imposed by the Compensation Committee (including, for example, a restriction on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The 2022 Stock Plan provides that certificates for shares evidencing restricted stock will be held in custody by or on behalf of Autoscope until the restrictions on the restricted stock have lapsed. The certificates will be delivered to the recipient after the period of forfeiture has expired and any other conditions to the vesting of the restricted stock have been met. Except as provided in the 2022 Stock Plan or by the Compensation Committee in an applicable award agreement, recipients of restricted stock awards have all of the rights of a holder of Autoscope’s common stock.

The holder of restricted stock units granted under the 2022 Stock Plan will have the right, subject to the restrictions and conditions imposed by the Compensation Committee, to receive one share of Autoscope's common stock for each restricted stock unit at some future date determined by the Compensation Committee.

Subject to the provisions of the 2022 Stock Plan and the agreement for any award of restricted stock or a restricted stock unit, they are not transferable during any applicable restriction period.

If the recipient’s employment or service as a director otherwise terminates during the vesting period for any reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines it appropriate to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2022 Stock Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards will give participants the right to receive payments in cash, shares of common stock or other awards based solely upon the achievement of one or more performance goals during a specified performance period. Subject to the terms of the 2022 Stock Plan and the applicable agreement, the performance goals to be achieved during any performance period, the length of any performance period, and amount of the performance award granted, the amount of any payment or transfer to be made under any performance award, and any other terms and conditions of any performance award will be determined by the Compensation Committee and must comply with Section 162(m) of the Code.

Performance goals are defined in the 2022 Stock Plan as any one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary or group basis: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.

Such goals may reflect absolute entity or group performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

Subject to the provisions of the 2022 Stock Plan and the agreement for any performance award, performance awards are not transferable during any applicable restriction period.

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Other Stock Grants. Under the 2022 Stock Plan, the Compensation Committee may grant shares of Autoscope's common stock with or without restrictions as are determined by the Compensation Committee to be consistent with the purposes of the 2022 Stock Plan. Subject to the provisions of the 2022 Stock Plan and the agreement for any other stock grant, stock grants are not transferable during any applicable restriction period.

Duration, Termination and Amendment

Unless terminated by the Board of Directors or the Compensation Committee, the 2022 Stock Plan will expire on February 17, 2032. No awards may be made after the date that the 2022 Stock Plan terminates. However, any award granted under the 2022 Stock Plan prior to its termination may extend beyond the end of such period through the award’s normal expiration date.

The Board of Directors or the Compensation Committee may amend the 2022 Stock Plan at any time in such respects as it deems advisable, including to affect awards already granted., However, no amendment may be made to the extent that such amendment would (i) violate the applicable rules or regulations of The Nasdaq Stock Market or any other securities exchange applicable to Autoscope, (ii) prevent the grant of options or SARs that would qualify under Section 162(m) of the Code, or (iii) cause any ISO already granted under the 2022 Stock Plan to cease to satisfy the requirements for ISOs under Section 422 of the Code. In addition, certain amendments, such as an amendment increasing the number of shares of Autoscopes' common stock available under the 2022 Stock Plan for the grant of awards, are subject to the approval of Autoscope's shareholders.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2022 Stock Plan. In addition, the Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2022 Stock Plan were to be approved by the shareholders.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 about Autoscope's shares of common stock subject to outstanding awards or available for future awards under our equity compensation plans and arrangements.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by shareholders	12,000	$4.90	125,504
Equity compensation plans not approved by security holders (none)	--	--	--
Total	12,000	$4.90	125,504

Federal Income Tax Treatment

Because the Code and other federal income tax law is subject to change, and because local and state tax laws vary, Autoscope strongly recommends that potential recipients of awards under the 2022 Stock Plan consult with a professional tax advisor prior to exercising an option or any other award granted under the 2022 Stock Plan.

Grant of Options and SARs

The grant of a stock option or SAR under the 2022 Stock Plan is not expected to result in any taxable income for the recipient.

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Exercise of Options and SARs

Upon exercising a non-qualified stock option granted under the 2022 Stock Plan, the recipient of the option must recognize ordinary income equal to the excess of the fair market value of the shares of Autoscope's common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Autoscope's common stock received are taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR granted under the 2022 Stock Plan will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs

As to other awards granted under the 2022 Stock Plan that are payable either in cash or shares of Autoscope's common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of Autoscope's common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (b) the amount (if any) paid for the shares by the holder. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2022 Stock Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2022 Stock Plan.

Application of Section 16 of the Securities Exchange Act of 1934

Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that report.

The Board of Directors recommends that the shareholders vote FOR the proposal to approve the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.

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SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Any proposal by a shareholder to be included in our proxy statement for the 2023 annual meeting of shareholders must comply with the applicable rules and regulations of the Securities and Exchange Commission and must be received at our principal executive offices, 1115 Hennepin Ave, Minneapolis, Minnesota 55403, no later than November 22, 2022. Pursuant to the rules of the Securities and Exchange Commission, proxies solicited by management for the next annual meeting may grant management the authority to vote in its discretion on any proposal submitted by a shareholder otherwise than through inclusion in the proxy statement for the meeting unless we have received notice of the shareholder proposal at our principal executive offices on or before February 6, 2023.

ANNUAL REPORT TO SHAREHOLDERS

We are including with this proxy statement our Annual Report to Shareholders for the year ended December 31, 2021, which includes our Annual Report on Form 10‑K for the year ended December 31, 2021, without certain exhibits.  Shareholders may request a complete copy of our Annual Report on Form 10‑K for fiscal 2021 with all exhibits, as filed with the Securities and Exchange Commission, by writing to Autoscope Technologies Corporation, 1115 Hennepin Ave, Minneapolis, Minnesota 55403, Attention: Chief Financial Officer.

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OTHER MATTERS

We know of no matters other than those that are described in this proxy statement to come before the 2022 annual meeting of shareholders.  However, if any other matters are properly brought before the meeting, one or more persons named in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

Andrew T. Berger
Executive Chair and Chief Executive Officer

Dated: March 22, 2022

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Appendix A

AUTOSCOPE TECHNOLOGIES CORPORATION

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

as Rights Agent

FIRST AMENDMENT

TO

AMENDED AND RESTATED RIGHTS AGREEMENT

This First Amendment to Amended and Restated Rights Agreement (the “Amendment”) is between Autoscope Technologies Corporation, a Minnesota corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited‑purpose trust company, as rights agent (the “Rights Agent”), and shall be effective as the 1st day of March, 2022.

WHEREAS, the Company, the Rights Agent, and, only with respect to Section 37 thereof, Image Sensing Systems, Inc.., executed and entered into that certain Amended and Restated Rights Agreement dated as of July 21, 2021 (the “Rights Agreement”);

WHEREAS, Section 28 of the Rights Agreement provides that the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of the Rights;

WHEREAS, the Company has determined that it is necessary or desirable, in the interests of the Company, its shareholders, and the holders of the Rights, to amend the Rights Agreement as provided in this Amendment; and

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WHEREAS, all acts and things necessary to make this Amendment a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Company and the Rights Agent agree as follows:

1.                   Amendments; Shareholder Approval.  Section 1(o) of the Rights Agreement is hereby amended and restated in its entirety as follows:

(o)              “Final Expiration Date” means the date upon which the Rights expire and will be 6:00 p.m., Eastern Time, on June 4, 2024.

This Amendment will be of no force or effect if it is not approved by the Company's shareholders before 6:00 p.m., Eastern Time, on June 4, 2022.

2.                   Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Rights Agreement.

3.                   Effect of Amendment. It is the intent of the Company and the Rights Agent that this Amendment constitutes an amendment of the Rights Agreement as contemplated by Section 28 thereof.  Except as expressly provided in this Amendment, the terms of the Rights Agreement remain in full force and effect.  Unless the context clearly provides otherwise, any reference to this “Agreement” or the “Rights Agreement” shall be deemed to be a reference to the Rights Agreement as amended hereby and by the First Amendment and the Second Amendment.

4.                   Benefits of this Amendment. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; and this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

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5.                   Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.                   Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of New York (other than its conflicts of law provisions) and shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

7.                   Counterparts. This Amendment may be executed in any number of counterparts, and each of such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

8.                   Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature page follows.]

43

 [Signature Page to First Amendment to Amended and Restated Rights Agreement

Dated as of March 1, 2022
by and between Autoscope Technologies Corporation and
Continental Stock Transfer & Trust Company]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Attest: By /s/ Taylor W. Watters Name: Taylor W. Watters Title: Corporate Controller	Autoscope Technologies Corporation By: /s/ Frank G. Hallowell Name: Frank G. Hallowell Title: Chief Financial Officer
Attest: By: /s/ Elizabeth Pinto Name: Elizabeth Pinto Title: Vice President	Continental Stock Transfer & Trust Company: By: /s/ Stacy Aqui Name: Stacy Aqui Title: Vice President

[Signature Page to First Amendment to Amended and Restated Rights Agreement.]

44

Appendix B

Autoscope Technologies Corporation

and

Continental Stock Transfer & Trust Company

and, only with respect to Section 37 hereof,

Image Sensing Systems, Inc.

Amended and Restated Rights Agreement

Dated as of July 21, 2021

i

Exhibit A — Form of Designation of Series A Junior Participating Preferred Stock
Exhibit B — Form of Rights Certificate
Exhibit C — Summary of Rights to Purchase Shares of Series A Junior Participating Preferred Stock

ii

AMENDED AND RESTATED RIGHTS AGREEMENT

This Amended and Restated Rights Agreement is dated as of July 21, 2021 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among Autoscope Technologies Corporation, a Minnesota corporation (the “Company”); Continental Stock Transfer & Trust Company, a New York limited-purpose trust company, as rights agent (the “Rights Agent”); and, solely with respect to Section 37 of this Agreement, Image Sensing Systems, Inc., a Minnesota corporation (“ISNS”).

Recitals:

WHEREAS, the Board of Directors of ISNS authorized the issuance of and declared a dividend of one preferred share purchase right (an “ISNS Right”) for each share of common stock, par value $0.01 per share, of ISNS (an “ISNS Common Share”) outstanding on June 17, 2013 (the “ISNS Record Date”), each ISNS Right representing the right to purchase one one-thousandth of a share of ISNS’s Series A Junior Participating Preferred Stock, par value $0.01 per share (an “ISNS Preferred Share),” upon the terms and subject to the conditions set forth in that certain Rights Agreement dated as of June 6, 2013 (the “Initial Agreement”), between ISNS and the Rights Agent, and further authorized and directed the issuance of one ISNS Right with respect to each ISNS Common Share that shall become outstanding between the ISNS Record Date and the earliest of the “Distribution Date,” the “Redemption Date,” and the “Final Expiration Date” (as such terms are defined in the Initial Agreement);

WHEREAS, ISNS and the Rights Agent entered into the First Amendment to Rights Agreement dated as of August 23, 2016 (the “First Amendment”), the Second Amendment to Rights Agreement dated as of March 12, 2018 (the “Second Amendment”), and the Third Amendment to Rights Agreement dated as of June 4, 2020 (the “Third Amendment”), all of which amended the Initial Agreement (the Initial Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is referred to in this Agreement as the “Original Agreement”);

WHEREAS, on the date hereof, ISNS consummated a merger (the “Merger”) of ISNS with Spruce Tree MergerCo, Inc. (“MergerCo”), which was a Minnesota corporation that was an indirect Subsidiary of the Company, with ISNS continuing as the surviving entity of the Merger as a direct, wholly-owned Subsidiary of the Company, and the Company becoming a holding company that was, immediately prior to the effective time of the Merger, a direct Subsidiary of ISNS, in accordance with Section 302A.626 of the Minnesota Statutes (the “Holding Company Reorganization”) pursuant to that certain Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”) by and among ISNS, the Company, and MergerCo;

WHEREAS, pursuant to the Merger, each ISNS Common Share issued and outstanding immediately before the effective time of the Merger (the “Merger Effective Time”) was converted into one Common Share (as herein defined) of the Company;

WHEREAS, on July 20, 2021, the Board of Directors of the Company authorized, effective upon the Company’s entry into the Agreement, the issuance of one preferred share purchase right (a “Right”) for each Common Share of the Company outstanding on July 21, 2021 immediately after the Merger Effective Time (the “Record Date”), each Right representing the right to purchase one one-thousandths of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions set forth herein, and further authorized and directed the issuance of one Right with respect to each Common Share of the Company that shall become outstanding after the Merger Effective Time but prior to the earliest of the Distribution Date, the Redemption Date, and the Final Expiration Date (as such terms are hereinafter defined); and

WHEREAS, the Company desires to assume, effective as of the Merger Effective Time, all of the rights and obligations and duties of ISNS under the Original Agreement, and the Company, ISNS, and the Rights Agent desire to amend and restate the Original Agreement in its entirety, effective as of the Merger Effective Time, to provide that references in the Original Agreement to the terms “Company,” “Common Shares of the Company,” “Preferred Shares,” and similar terms are deemed to refer to the Company, Common Shares of the Company, and Preferred Shares (each as herein defined), respectively, and that each ISNS Right distributed or distributable under the Original Agreement become a Right subject to the same terms and conditions as the ISNS Rights as of immediately prior to the Merger Effective Time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in this Agreement, the Original Agreement is hereby amended and restated in its entirety as follows:

Section 1.                Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)                “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the Common Shares of the Company then outstanding, but shall not include an “Exempt Person” (as hereinafter defined); provided, however, that no Person who Beneficially Owns, as of the time of the public announcement of this Agreement, 4.99% or more of the Common Shares of the Company then outstanding shall become an Acquiring Person unless such Person shall, after the time of the public announcement of this Agreement, increase its Beneficial Ownership of the then outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) 4.99% of the outstanding Common Shares of the Company or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Common Shares as of any time from and after the public announcement of this Agreement plus (ii) 1.00%. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company Beneficially Owned by such Person to 4.99% or more of the Common Shares of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after the public announcement of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an Acquiring Person. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an Acquiring Person for any purposes of this Agreement. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an Acquiring Person has become so as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board shall otherwise determine, such Person shall not be deemed to be an Acquiring Person for any purposes of this Agreement. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Board and then Beneficially Owns 4.99% or more of the shares of Common Stock then outstanding.

(b)               “Affiliate” shall have the meaning ascribed to such term in Rule 12b‑2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c)                “Associate” shall have the meaning ascribed to such term in Rule 12b‑2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d)               A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:

(i)                 which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii)               which such Person or any of such Person’s Affiliates or Associates has (A) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise, including, without limitation, securities or other interests that would be treated as exercised under Section 1.382‑4(d) or other applicable sections of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)            that such Person or any of such Person’s Affiliates or Associates (A) has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company or (B) beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d‑3 of the General Rules and Regulations under the Exchange Act, including, with respect to both clause (A) and clause (B) of this Section 1(d)(iii), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382‑3(a)(1) of the Treasury Regulations; or

(iv)             which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are defined in the immediately following paragraph); provided, however, that the number of Common Shares of the Company that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Notwithstanding the foregoing, a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” securities if such Person would be deemed constructively to own such securities pursuant to Sections 1.382‑2T(h) and 1.382‑4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382‑3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

A “Derivatives Contract” is a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of Common Shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Shares or other property, without regard to any short position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad‑based index options, broad‑based index futures and broad‑based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which are issuable by the Company and which such Person would be deemed to Beneficially Own hereunder.

(e)                “Board” shall have the meaning set forth in the recitals.

(f)                “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in St. Paul, Minnesota are authorized or obligated by law or executive order to close.

(g)               “Close of Business” on any given date shall mean 6:00 P.M., Eastern time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 6:00 P.M., Eastern time, on the next succeeding Business Day.

(h)               “Code” shall mean the Internal Revenue Code, as amended.

(i)                 “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first‑mentioned Person.

(j)                 “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(k)               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)                 “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(m)             “Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the Board thereof acting in their fiduciary capacities; (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company; (iii) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 4.99% or more of the then outstanding Common Shares as a result of an acquisition from the

Company in connection with a distribution of securities pursuant to a prospectus or by way of a private placement; or (iv) any Person deemed to be an “Exempt Person” in accordance with Section 25(a) or (b).

(n)               “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor statute or any other change if the Board, in its sole discretion, determines that this Rights Agreement is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Rights Agreement and the Rights are no longer in the best interests of the Company and its shareholders.

(o)               “Final Expiration Date” means the date upon which the Rights expire and will be 6:00 p.m., Eastern time, on June 4, 2022.

(p)               “Nasdaq” shall mean The Nasdaq Stock Market LLC.

(q)               “Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d‑5(b)(1) of the Exchange Act.

(r)                “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Form of Designation of Series A Junior Participating Preferred Stock attached to this Agreement as Exhibit A.

(s)                “Purchase Price” shall have the meaning set forth in Section 4 hereof.

(t)                 “Record Date” shall have the meaning set forth in the Recitals.

(u)               “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(v)               “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(w)             “Right” shall have the meaning set forth in the Recitals.

(x)               “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(y)               “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(z)                “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(aa)            “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(bb)           “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built‑in loss” within the meaning of Section 382 of the Code, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382 of the Code.

(cc)            “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(dd)           “Treasury Regulations” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

Section 2.                Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co‑Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of, any such co‑Rights Agent.

Section 3.                Issue of Rights Certificates.

(a)                Until the tenth (10th) day after the Shares Acquisition Date (including any such date which is after the date of this Agreement and before the issuance of the Rights; the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and not by separate Rights Certificates, and (y) the right to receive Rights Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first‑class, insured, postage‑prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (a “Rights Certificate”), evidencing one Right for each Common Share of the Company so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)               On the Record Date, or as soon as practicable thereafter, the Company will send or cause to be sent (and the Rights Agent will, if requested, send) a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first‑class, postage‑prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

(c)                Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but before the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AGREEMENT DATED AS OF JULY 21, 2021 AMONG AUTOSCOPE TECHNOLOGIES CORPORATION (THE “COMPANY”); AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS RIGHTS AGENT; AND, AS TO ONLY SECTION 37, IMAGE SENSING SYSTEMS INC., AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. If the Company purchases or acquires any Common Shares of the Company after the Record Date but before the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

Section 4.                Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase Preferred Shares and of the assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 of this Agreement, the Rights Certificates shall entitle the holders thereof to purchase such number of one one‑thousandths of a Preferred Share as shall be set forth therein at the price per one one‑thousandth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one‑thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.                Countersignature and Registration. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President and Chief Executive Officer, or its Chief Financial Officer, either manually or by facsimile signature, shall bear no seal, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6.                Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or before the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates entitling the registered holder to purchase a like number of one one‑thousandths of a Preferred Share as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. The Rights Agent then shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of the loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

Section 7.                Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)                The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one‑thousandth of a Preferred Share as to which the Rights are exercised, at or before the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b)               The Purchase Price for each one one‑thousandth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $25.00 and shall be subject to adjustment from time to time as provided in Section 11 or Section 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)                Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof by certified check or cashier’s check payable to the order of the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one‑thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent), and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Rights Certificate.

(d)               If the registered holder of any Rights Certificate shall exercise fewer than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

Section 8.                Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.

Section 9.                Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10.            Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Before the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.            Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)                (i) If the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately before such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)               Subject to Section 24 hereof, if any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one‑thousandths of a

Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one‑thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. If any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void without any further action, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. Neither the Company nor the Rights Agent shall have liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Rights Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Rights Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing; and any Rights Certificate delivered to the Rights Agent for transfer to an Acquiring Person or other Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

(iii)            If there are not a sufficient number of Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. If the Company shall, after a good faith effort, be unable to take all such action as may be necessary to authorize such number of additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(b)               If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, if such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)                If the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the then‑current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then‑current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)               (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately before such date; provided, however, that, if the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and before the expiration of thirty (30) Trading Days after the ex‑dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or before 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Security is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or before 4:00 P.M. Eastern time or, if not so quoted, the average of the high bid and low asked prices in the over‑the‑counter market, as reported as of 4:00 P.M. Eastern time by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)               For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares of the Company as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Company’s Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(e)                No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten‑millionth of a Preferred Share or one ten‑thousandth of any other share or Security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)                If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)               All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one‑thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)               Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately before the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one‑thousandths of a Preferred Share (calculated to the nearest ten‑millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one‑thousandths of a share covered by a Right immediately before this adjustment by (y) the Purchase Price in effect immediately before such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)                 The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one‑thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one‑thousandths of a Preferred Share for which a Right was exercisable immediately before such adjustment. Each Right held of record before such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten‑thousandth) obtained by dividing the Purchase Price in effect immediately before adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof; the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)                 Irrespective of any adjustment or change in the Purchase Price or in the number of one one‑thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one‑thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.

(k)               Before taking any action that would cause an adjustment reducing the Purchase Price below one one‑thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l)                 In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)             Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof; hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such shareholders.

(n)               If, at any time after the date of this Agreement and before the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one‑thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one‑thousandths of a Preferred Share so purchasable immediately before such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately before such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

Section 12.            Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief statement of the facts accounting for such adjustment or describing such event, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof.

Section 13.            Consolidation, Merger or Sale or Transfer of Assets or Earning Power. If, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall effect a share exchange, consolidate with, or merge with and into, any other Person, (b) any Person shall effect a share exchange, consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such share exchange or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly‑owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one‑thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one‑thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, share exchanges, or consolidations or sales or other transfers.

Section 14.            Fractional Rights and Fractional Shares.

(a)                The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately before the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over‑the‑counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)               The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one‑thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one‑thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one‑thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one‑thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately before the date of such exercise.

(c)                The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

Section 15.            Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, before the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, before the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, before the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16.            Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                before the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares of the Company;

(b)               after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(c)                the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, before the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17.            Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.            Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 19.            Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange, be consolidated, or any Person resulting from any merger, share exchange, or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and, in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and, in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and, in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.            Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)                The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)               Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company before taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)                The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d)               The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)                The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate pursuant to Section 12 describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)                The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)               The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President and Chief Executive Officer, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)               The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)                 The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

Section 21.            Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, if the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. If the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first‑class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state), in good standing which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an affiliate or direct or indirect wholly‑owned Subsidiary of such Person or its wholly‑owning parent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.            Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.

Section 23.            Redemption. (a) The Board may, at its option, at any time before such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish.

(b)               Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate, and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares before the Distribution Date.

Section 24.            Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of two Common Shares per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, (i) the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares of the Company then outstanding; and (ii) no exchange shall result in a Person becoming an Acquiring Person, and the Company may, at its option, substitute for each Common Share that would otherwise be issued to cause such Person to become an Acquiring Person cash via check or wire transfer, promissory notes or other property having a value equal to the current market value of such Common Share determined in accordance with Section 11(d). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)               Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24, and without any further action and without any notice, the right to exercise such Rights shall terminate, and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)                If there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. If the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d)               The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately before the date of exchange pursuant to this Section 24.

Section 25.            Process to Seek Exemption or Waiver.

(a)                Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Rights Agreement so that such Person would be deemed to be an “Exempt Person” under Section 1(m) for purposes of this Rights Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first‑class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

(b)               The Board may, of its own accord or upon the request of a shareholder (a “Waiver Request”), subsequent to a Shares Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Rights Agreement so that such Acquiring Person would be deemed to be an “Exempt Person” under Section 1(m) for purposes of this Rights Agreement. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first‑class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Waiver Request, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Waiver Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).

Section 26.            Notice of Certain Events. (a) If the Company shall, at any time after the Distribution Date, propose to (i) pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) effect any share exchange, consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) effect the liquidation, dissolution or winding up of the Company, or (vi) declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with this Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such share exchange, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days before the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least ten (10) days before the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b)               If the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Rights Certificate, in accordance with this Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 27.            Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first‑class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Autoscope Technologies Corporation

400 Spruce Tree Centre

1600 University Avenue West

St. Paul, MN 55104

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first‑class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Compliance Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first‑class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 28.            Supplements and Amendments. The Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein; or (c) change or supplement the provisions of this Agreement in any manner which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Notwithstanding the foregoing, the Rights Agent shall not be required to execute any such supplement or amendment which adversely affects its rights, duties, or obligations under this Agreement.

Section 29.            Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.            Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, before the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, before the Distribution Date, the Common Shares).

Section 31.            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32.            Governing Law. This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York (other than its conflicts of law provisions) and shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 33.            Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically or via facsimile shall have the same authority, effect, and enforceability as an original signature.

Section 34.           Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35.            Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 36.            Determinations and Actions by the Board. Except as otherwise expressly provided herein, the Board has the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Rights Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the Rights in accordance with Section 24 hereof, and to amend or not amend this Rights Agreement in accordance with Section 28 hereof). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall be (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights.”

Section 37.            Assignment of Original Agreement. Effective as of the Merger Effective Time, ISNS hereby assigns to the Company, and the Company hereby assumes from ISNS, all of the rights and obligations and duties of ISNS under the Original Agreement. The Company, ISNS, and the Rights Agent agree that this Agreement amends and restates the Original Agreement in its entirety, and, upon execution and delivery of this Agreement by the Company, ISNS, and the Rights Agent, the Original Agreement shall cease to have any force or effect, and no Person shall have any rights or obligations with respect thereto.

[Signature page follows.]

[Signature Page to Rights Agreement

Dated as of July 21, 2021

by and among Autoscope Technologies Corporation and

Continental Stock Transfer & Trust Company and, only

As to Section 37 of the Agreement, Image Sensing Systems, Inc.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written

Attest:	Autoscope Technologies Corporation

By /s/ Frank G. Hallowell	By /s/ Andrew T. Berger
Name: Frank G. Hallowell	Name: Andrew T. Berger
Title: Chief Financial Officer	Title: Chief Executive Officer

Attest:	Continental Stock Transfer & Trust Company

By /s/ Ana Gois	By /s/ Stacy Aqui
Name: Ana Gois	Name: Stacy Aqui
Title: Vice President	Title: Vice President

Solely with respect to Section 37:
Attest:	Image Sensing Systems, Inc.

By /s/ Frank G. Hallowell	By /s/ Chad A. Stelzig
Name: Frank G. Hallowell	Name: Chad A. Stelzig
Title: Chief Financial Officer	Title: Chief Executive Officer

Exhibit A

Form

of

Designation

of

Series A Junior Participating Preferred Stock

of Autoscope Technologies Corporation

A-1

Designation

of

Series A Junior Participating Preferred Stock

of

Autoscope Technologies Corporation

Section 1                   Designation and Amount. Of the 5,000,000 shares of preferred stock, par value $0.01 per share, which the Company is authorized to issue under its Articles of Incorporation, 50,000 of such shares shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

Section 2                   Dividends and Distributions.

(a)                Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non‑cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)               The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section immediately after it declares a dividend or

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distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)                Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share‑by‑share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3                   Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)                Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Company. If the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)               Except as otherwise provided herein, in any other Certificate of Designation creating a series of the Company’s preferred stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.
(c)                Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except
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to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4                   Certain Restrictions.

(a)                Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter, and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i)                 declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)               declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)            redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv)             redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)               The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5                   Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Company’s Articles of Incorporation, or in any other Certificate of Designation creating a series of preferred stock of the Company or any similar stock or as otherwise required by law.

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Section 6                   Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7                   Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8                   No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9                   Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s preferred stock.

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Section 10              Amendment. The Articles of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two‑thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

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Exhibit B

Form of Rights Certificate

Certificate No. R‑  _____ Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE AGREEMENT) OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.

Rights Certificate

Autoscope Technologies Corporation

This certifies that ______________, or his, her or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of July 21, 2021 (the “Agreement”), by and among Autoscope Technologies Corporation, a Minnesota corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Rights Agent”), and, as to only Section 37 thereof, Image Sensing Systems, Inc., to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and before 5:00 P.M., Eastern time, on the Final Expiration Date (as such term is defined in the Agreement) at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one‑thousandth of a fully paid non‑assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $25.00 per one one‑thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one‑thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 21, 2021, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one‑thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate

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shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one‑thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company. Dated as of ______________, ____.

Autoscope Technologies Corporation	Continental Stock Transfer & Trust Company

By	By
Name:	Name:
Title:	Title:

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Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto  ______________ (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Rights Certificate on the books of the within‑named Company, with full power of substitution.

Dated:

 Signature

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

 Signature

Form of Reverse Side of Rights Certificate — continued

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate.)

To: Autoscope Technologies Corporation

The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Dated:

 Signature

Signature Guaranteed:

Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).

 Signature

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NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

If the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

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Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

Introduction

As previously disclosed, effective June 6, 2013, the Board of Directors of Image Sensing Systems, Inc., a Minnesota corporation (“ISNS”), declared a dividend of one preferred share purchase right (an “ISNS Right”) for each outstanding share of common stock, par value $0.01 per share, of ISNS (the “ISNS common stock”). The dividend was paid on June 17, 2013 to ISNS’s shareholders of record on that date pursuant to a Rights Agreement dated as of June 6, 2013 (the ”Initial Rights Agreement”) between ISNS and Continental Stock Transfer & Trust Company, as Rights Agent.  The ISNS Board of Directors adopted the Initial Rights Agreement to protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, it worked by imposing a significant penalty upon any person or group which acquired 20% or more of the outstanding common stock of ISNS without the approval of the ISNS Board of Directors. The description and terms of the ISNS Rights are set forth in the Initial Rights Agreement, which was filed by ISNS with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K filed on June 6, 2013.

ISNS and the Rights Agent entered into a First Amendment to Rights Agreement dated as of August 23, 2016 (the “First Amendment”). The First Amendment amended the Initial Rights Agreement to, among other things, change the threshold at which a person or group becomes an “Acquiring Person” from 20% to 4.99% of the outstanding shares of the ISNS common stock.  The purpose of the First Amendment was to help preserve the value of certain deferred tax benefits of ISNS, including those generated by net operating losses (collectively, the “Tax Benefits”). In general terms, it works by imposing a significant penalty upon any person or group that acquires 4.99% or more of the outstanding shares of ISNS’s common stock without the approval of the ISNS Board. ISNS’s ability to use these Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by shareholders owning (or deemed to own under Section 382 of the Code) five percent or more of a corporation’s securities over a rolling three-year period. The First Amendment reduces the likelihood that changes in ISNS’s investor base have the unintended effect of limiting ISNS’s use of its Tax Benefits. The ISNS Board believed it was in the best interest of ISNS and its shareholders that ISNS provide for the protection of the Tax Benefits by adopting the First Amendment.  The ISNS shareholders approved the First Amendment, and thereafter, the First Amendment caused the Initial Rights Agreement, as amended by the First Amendment, to expire at 5:00 p.m., Eastern time, on June 6, 2018, unless such date was extended.

Effective as of March 12, 2018, ISNS and the Rights Agent entered into a Second Amendment to Rights Agreement (the “Second Amendment”) to the Initial Rights Agreement between the Company and the Rights Agent, as amended by the First Amendment.  The ISNS shareholders approved the Second Amendment, and thereafter, the Second Amendment caused

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the Initial Rights Agreement, as amended by the First Amendment and the Second Amendment, to expire at 5:00 p.m., Eastern time, on June 5, 2020, unless such date was extended.

Effective as of June 4, 2020, ISNS and the Rights Agent entered into a Third Amendment to Rights Agreement (the “Third Amendment”) to the Initial Rights Agreement between the Company and the Rights Agent.  The ISNS shareholders approved the Third Amendment, and thereafter, the Third Amendment caused the Initial Rights Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, to expire at 6:00 p.m., Eastern time, on June 4, 2022, unless such date is extended.

The Initial Rights Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is referred to in this summary as the “Original Rights Agreement.”  The description and terms of the ISNS Rights are set forth in the Initial Rights Agreement, which was filed by ISNS with the SEC as an exhibit to a Current Report on Form 8-K filed on June 6, 2013; as amended by the First Amendment filed by ISNS with the SEC as an exhibit to a Current Report on Form 8-K filed on August 23, 2016; the Second Amendment filed by ISNS with the SEC as an exhibit to a Current Report on Form 8-K filed on March 12, 2018; and the Third Amendment filed by ISNS with the SEC as an exhibit to a Current Report on Form 8-K filed on June 4, 2020.

Copies of the Initial Agreement, the First Amendment, the Second Amendment, and the Third Amendment are available free of charge from Autoscope Technologies Corporation, a Minnesota corporation (our “Company”).

Effective July 21, 2021, ISNS consummated a merger (the “Merger”) of ISNS with Spruce Tree MergerCo, Inc. (“MergerCo”), which was a Minnesota corporation that was an indirect subsidiary of the Company, with ISNS continuing as the surviving entity of the Merger as a direct, wholly-owned subsidiary of the Company, and the Company becoming a holding company that was, immediately prior to the effective time of the Merger, a direct subsidiary of ISNS, in accordance with Section 302A.626 of the Minnesota Statutes (the “Holding Company Reorganization”) pursuant to that certain Agreement and Plan of Merger dated as July 20, 2021 (the “Merger Agreement”) by and among ISNS, the Company, and MergerCo.  In the Merger, each ISNS share of common stock issued and outstanding immediately before the effective time of the Merger (the “Merger Effective Time”) was converted into one share of common stock, par value $0.01 per share, of our Company (the “common stock”).

On July 21, 2021, simultaneously with the Merger Effective Time, our Company, the Rights Agent and, solely with respect to Section 37 thereof, ISNS, entered into an Amended and Restated Rights Agreement dated as of July 21, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Agreement”), pursuant to which (i) our Company assumed, effective as of the Merger Effective Time, all of the rights and obligations and duties of ISNS under the Original Rights Agreement and (ii) the Original Rights Agreement was amended and restated in its entirety, effective as of the Merger Effective Time, to provide that references in the Original Rights Agreement to the terms “Company,” “Common Shares of the Company,” and “Preferred Shares” and similar terms are deemed to refer to our Company, shares of common stock of our Company, and shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of our Company (the “Preferred Shares”), respectively, and that each ISNS

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Right distributed or distributable under the Original Agreement become a preferred share purchase right (a “Right”) representing the right to purchase one ten-thousandths of a Preferred Share upon the terms and subject to the conditions set forth in the Agreement.

For those interested in the specific terms of the Agreement, we provide the following summary description. Please note, however, that this description is only a summary, it is not complete, and it should be read together with the entire Agreement, which has been filed with the SEC as an exhibit to a Current Report on Form 8-K filed on July 21, 2021. A copy of the Agreement is available free of charge from our Company.

The Rights. Effective July 21, 2021, our Board authorized the issuance of a Right with respect to each outstanding share of common stock, which Rights were issued on July 21, 2021, which is the record date for the determination of holders of common stock entitled to the Rights. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after July 21, 2021 until the Distribution Date described below.

Exercise Price. Each Right will allow its holder to purchase from our Company one one‑thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Shares”) for $25.00, once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting and liquidation rights as would one share of common stock. Before exercise, the Right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock. Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Rule 13d‑1 under the Securities Exchange Act of 1934 — are treated as beneficial ownership of the number of shares of the Company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Company’s common stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Plan are excepted from such imputed beneficial ownership.

We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book‑entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

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●	Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $25.00, purchase shares of our common stock with a market value of $50.00, based on the market price of the common stock before such acquisition.

●	Flip Over. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $25.00, purchase shares of the acquiring corporation with a market value of $50.00 based on the market price of the acquiring corporation’s stock before such merger.

●	Notional Shares. Shares held by Affiliates and Associates of an Acquiring Person, and Notional Shares held by counterparties to a Derivatives Contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Expiration. The Rights will expire on the Close of Business on June 6, 2018 unless earlier exchanged or redeemed by the Company.

Redemption. Our Board may redeem the Rights for $0.001 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti‑Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

Preferred Share Provisions. Each one one‑thousandth of a Preferred Share, if issued:

will not be redeemable;

●	will entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

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●	will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;

●	will have the same voting power as one share of common stock; and

●	if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one‑thousandth interest in a Preferred Share should approximate the value of one share of the Company’s common stock.

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Appendix C

AUTOSCOPE TECHNOLOGIES CORPORATION

2022 STOCK OPTION AND INCENTIVE PLAN

Effective Date: February 17, 2022

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4.14	SUCCESSORS AND ASSIGNS	17
4.15	SEVERABILITY	18
4.16	MINNESOTA LAW	18
4.17	NO TRUST OR FUND	18
4.18	APPLICATION OF CODE SECTION 409A	18

ii

AUTOSCOPE TECHNOLOGIES CORPORATION
2022 STOCK OPTION AND INCENTIVE PLAN
_______________________________________________

ARTICLE I.
GENERAL

              1.1    DEFINITIONS.  As used in this Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan, the following definitions shall apply:

a.                   “Affiliate” means any entity that is (i) a member of a controlled group of corporations (within the meaning of Code Section 414(b)) that includes the Company, (ii) any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Company, (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company, and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

b.                  “Agreement” means the formal written agreement to be entered into by and between the Company and the Recipient which will contain the specific terms and conditions upon which an Award is granted to a Recipient, as determined by the Board of Directors or the Committee.

c.                   “Award” means an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, Performance Award, Other Stock Grant or any combination thereof granted pursuant to the terms of this Plan.  Each Award shall be subject to the terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

d.                  “Board of Directors” or “Board” means the Board of Directors of the Company.

e.                   “Change in Control” means any one or more of the following events occurring after the Effective Date:

(i)                 the purchase or other acquisition by any one person, or more than one person acting as a group, of capital stock of the Company that, together with the Company’s capital stock beneficially owned by such person or group (as the term “beneficial ownership” is defined in Rule 13d-3 under the Exchange Act, constitutes more than 50% of the total combined value or total combined voting power of all classes of capital stock issued by the Company;

(ii)               a merger or consolidation to which the Company is a party if the individuals and entities who were shareholders of the Company immediately before the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of less than 50% of the total combined voting power of all classes of securities issued by the surviving entity for the election of directors of the surviving corporation;

(iii)            the purchase or other acquisition by any one person, or more than one person acting as a group, of all or substantially all of the assets of the Company during the 12-month period ending on the date of the most recent purchase or other acquisition of such assets by such person or persons;

(iv)             a change in the composition of the Board of Directors at any time during any consecutive 12-month period such that the Incumbent Directors cease for any reason to constitute greater than 50% of the members of the Board;

(v)               the Shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(vi)             any other change of control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

Notwithstanding anything in this Section to the contrary, (i) a reorganization, by any means whatsoever that results in the Shareholders of the Company immediately prior to such transaction continuing to hold, directly or indirectly, a majority of the voting equity securities of the entity surviving such transaction shall not be deemed to be a Change of Control Event, and (ii) a Change in Control shall not occur as the result of a sale or transfer to an employee stock ownership plan, within the meaning of Code Section 4975(e)(7), that is sponsored by the Company.

f.                    “Code” means the Internal Revenue Code of 1986, as amended.

g.                   “Committee” means the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a “Non‑Employee Director.”

h.                  “Common Stock” means the voting common stock, $0.01 par value, of the Company.

i.                    “Company” means Autoscope Technologies Corporation, a Minnesota corporation.

j.                    “Director” means a member of the Board, including any Non‑Employee Director.

k.                  “Effective Date” has the meaning set forth at the end of this Plan.

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l.                    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

m.                “Fair Market Value” means (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges on any national securities exchange, and bid and asked prices therefor in the domestic over‑the‑counter market are reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by the National Quotation Bureau, Incorporated (or any comparable reporting service), or (iii) if the Common Stock is not listed on any national securities exchange or quoted in the domestic over‑the‑counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion based upon a reasonable application of a reasonable valuation method within the meaning of Code Section 409A and the applicable treasury regulations or other authority promulgated thereunder.

n.                  “Incentive Stock Option” means an Option that is an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

o.                   “Incumbent Director” means those members of the Board of Directors who either (i) were members of the Board of Directors on the Effective Date or (ii) were elected or appointed by, or on the nomination or recommendation of, at least a majority of the members of the then-existing Board (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

p.                  “Non‑Employee Director” means any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b‑3.

q.                  “Non‑Statutory Option” means an Option to purchase shares of Common Stock which is not an Incentive Stock Option.

r.                   “Option” means an Award of an Incentive Stock Option or a Non‑Statutory Option.

s.                   “Other Stock Grant” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.7 below.

t.                    “Performance Award” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.6 below.

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u.                  “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or group basis: revenue, cash flow, earnings (including one or more of gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share (basic or diluted), margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or group performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write‑downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; extraordinary or non‑recurring expenses; amortization of intangible assets; goodwill impairment; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

v.                   “Plan” means this Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan.

w.                 “Recipient” means a holder of an Award granted pursuant to the Plan.

x.                   “Restricted Stock” means an Award of shares of Common Stock pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.4 below.

y.                   “Restricted Stock Unit” means an Award of the future right to receive shares of Common Stock granted pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.5 below.

z.                   “Rule 16b‑3” means Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

aa.              “Section 162(m)” means Section 162(m) of the Code and the applicable treasury regulations and other authority promulgated thereunder.

bb.             “Securities Act” means the Securities Act of 1933, as amended.

cc.               “Shareholders” means the holders of outstanding shares of the Company’s Common Stock.

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dd.             “Stock Appreciation Right” means any Award pursuant to Article III below that is subject to restrictions as described therein, including the restrictions contained in Section 3.3 below.

              1.2    PURPOSE.  The purpose of the Plan is to promote the growth and general prosperity of the Company and its Affiliates by permitting the Company to grant Awards to employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers of the Company and its Affiliates, thereby assisting the Company in its efforts to attract and retain the best available persons for positions of substantial responsibility, and to provide employees, officers, members of the Board of Directors, consultants, independent contractors, and other service providers an additional incentive to contribute, by the performance of services, to the future success of the Company and its Affiliates.

              1.3    ADMINISTRATION.

a.                   Administration by Committee.  Except as otherwise provided for in this Plan, the Plan shall be administered by the Committee.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

b.                  Powers and Duties.  Subject to the provisions of this Plan, the Committee shall have sole authority to do everything necessary or appropriate to administer the Plan, including, without limitation, interpreting the Plan; making any rules and regulations governing the administration of the Plan; selecting the eligible employees, officers, members of the Board of Directors, consultants, independent contractors and other service providers to whom Awards shall be granted; determining the type, amount, size and terms of Awards; determining the time when Awards shall be granted; determining whether any restrictions shall be placed on Common Stock purchased upon exercising an Option; determining whether any specific grants of Awards shall include provisions regarding non‑solicitation, non‑competition, confidentiality and/or “for cause” restrictions and forfeiture provisions; whether such Awards shall be subject to vesting restrictions; interpreting the Plan; and making all other determinations necessary or advisable for the administration of the Plan.  The determinations of the Committee need not be uniform and may be made by it selectively among persons who are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.  All decisions, determinations and interpretations of the Committee regarding the Plan shall be final and binding on all Recipients.  The day-to‑day administrative duties for the Plan may be delegated by the Committee to one or more executive officers or other employees of the Company; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.  All actions authorized to be taken by the Committee under this Plan may as well be taken by any appropriately appointed committee thereof.

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              1.4    TERM OF THE PLAN.  The Plan was adopted by the Board of Directors as of the Effective Date.  No Awards shall be granted under the Plan after the earlier of (a) the date on which the Plan is terminated as provided in Section 1.7 hereof, or (b) the tenth (10th) anniversary of the Effective Date.  The expiration of the term of the Plan with respect to any Awards granted under the Plan shall not affect Awards then outstanding which have not yet expired.

              1.5    SHARES TO BE AWARDED.  The maximum number of shares of Common Stock which may be awarded under the Plan is 1,000,000 shares of Common Stock, which number of shares is subject to adjustment in the same manner as the number of shares of Common Stock underlying Awards are subject to adjustment pursuant to Section 1.8 of this Plan.  In addition, the number of shares of Common Stock authorized for issuance under the Plan may be increased from time to time by approval of the Board of Directors or the Committee and, if required by the Code or any rules or regulations adopted thereunder, the Shareholders.  Common Stock subject to Awards which terminate or expire prior to exercise by or vesting in a Recipient shall be available for the issuance of future Awards.

              1.6    LIMITATIONS ON AWARDS.

a.                   Section 162(m) Limitation for Certain Awards. No Recipient may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 150,000 Shares (subject to adjustment as provided in Section 1.8 of the Plan) in the aggregate in any calendar year.

b.                  Section 162(m) Limitation for Performance Awards. The maximum amount payable pursuant to all Performance Awards to any Recipient in the aggregate in any calendar year shall be $500,000 in value, whether payable in cash, Shares or other property.

              1.7    AMENDMENT OR TERMINATION OF THE PLAN.

a.                   Except as hereinafter provided, and notwithstanding anything to the contrary contained herein, the Board of Directors or Committee may amend the Plan from time to time in such respects as the Board of Directors or Committee may deem advisable, including, without limitation, the right to amend the Plan as to affect Awards already granted.  However, no amendment may be made to the extent that such amendment would (i) violate the applicable rules or regulations of The NASDAQ Stock Market or any other securities exchange applicable to the Company, or (ii) cause any Incentive Stock Options already granted under the Plan to cease to satisfy the requirements for incentive stock options under Code Section 422.

b.                  The Board of Directors or the Committee may at any time terminate the Plan.  Any such termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been terminated.

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              1.8    ADJUSTMENTS UPON CERTAIN EVENTS.

a.                   Anti‑Dilution Adjustments.  Upon any change in the number of outstanding shares of Common Stock of the Company occurring after the Effective Date by reason of any stock dividend, split, reverse split, reclassification, combination, exchange of Common Stock or other similar recapitalization of the Company, there shall be an appropriate adjustment to the number of shares of Common Stock underlying each outstanding Award and, where applicable, to the per share exercise price of the Award so that the Recipient shall then receive for the aggregate price paid by such Recipient on such exercise of an Option or termination of restrictions for any Restricted Stock or Restricted Stock Unit all shares of Common Stock subject to the Award to the same extent prior to such stock dividend, split, reverse split or other similar recapitalization.  No adjustment shall be made under this Section upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all Shareholders on a proportionate basis.

b.                  Change in Control.  Unless otherwise provided by the Committee either in the applicable Award Agreement at the time of grant or at any time after the grant of an Award under the Plan (including pursuant to Section 1.8(c) before the effective date of a Change in Control), in the event of a Change in Control, the following shall occur immediately as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control:  (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Recipient would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Recipients to whom such Options have been granted remain in the employ or service of the Company or any Affiliate; (iii) all outstanding Awards of Restricted Stock and Restricted Stock Units will become immediately fully vested regardless of whether the Recipients to whom such Awards have been granted remain in the employ or service of the Company or any Affiliate; (iv) all other outstanding Awards will vest and/or continue to vest in the manner determined by the Committee and set forth in the applicable Agreement evidencing such Awards; and (v) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Recipient, to the end that the provisions set forth in each Award Agreement shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award.

c.                   Additional Adjustments of Awards.  The Committee shall have the discretion, exercisable without the consent of any Recipient affected thereby if not prohibited by the applicable Agreement, at any time before the effective date of a Change in Control, to take such further action as it determines to be necessary or advisable with respect to Awards.

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Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise; paying cash or other consideration in exchange for all or part of such Awards; and lifting restrictions and other modifications.  The Committee may take such actions with respect to all Recipients, to certain categories of Recipients or to only individual Recipients.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such Change in Control that is the reason for such action.  The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

d.                  Limitation on Change in Control Payments.  Notwithstanding anything in this Plan to the contrary, if, with respect to a Recipient, the acceleration of the vesting of an Award as provided in Section 1.8(c), the payment of cash in exchange for all or part of an Award as provided in Section 1.8(c) or any other adjustment to an Award pursuant to Section 1.8(c) (which acceleration, payment or adjustment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” which such Recipient has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Recipient pursuant to Section 1.8(c) of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Recipient is subject to a separate agreement with the Company or an Affiliate that expressly addresses the potential application of Section 280G or Section 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will not be reduced or that the Recipient will have the discretion to determine which “payments” will be reduced), then the limitations of this Section 1.8(d) will not apply, and any “payments” to a Recipient pursuant to Section 1.8(c) of the Plan will be treated as “payments” arising under such separate agreement.

              1.9    AGREEMENT AND REPRESENTATIONS OF RECIPIENT.  As a condition to the grant or exercise of any portion of an Option or receipt of any shares of Common Stock pursuant to a Restricted Stock or Restricted Stock Unit, if the issuance of the Award or of any shares of Common Stock is not registered under the Securities Act or applicable state securities laws, upon the request of the Company, the Recipient must represent and agree that any and all shares of Common Stock purchased or received under an Award will be acquired for investment and not for resale.  The Company may restrict the transfer of the Common Stock so purchased or received and affix a legend to any certificate representing such shares of Common Stock, stating that such shares may not be transferred without an opinion of counsel satisfactory to the Company that the proposed transfer may lawfully be made without registration under the Securities Act and registration, notice or approval under any applicable state securities laws, or such applicable registration(s), notice(s) and approval(s).

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ARTICLE II.
OPTIONS

              2.1    GRANTING OF OPTIONS.  An Option granted pursuant to the Plan shall entitle the Recipient, upon vesting and exercise, to purchase a specified number of shares of Common Stock at a specified price during a specified period.  Subject to the following, Options shall be subject to such terms and conditions as the Committee shall from time to time approve and may be made exercisable in one or more installments, upon the happening of certain events, upon the fulfillment of certain conditions, or upon such other terms and conditions as the Committee shall determine; provided, that each Option shall be subject to the following requirements in addition to the requirements set forth in this Article II :

a.                   Type of Option.  Each Option shall be identified in the Agreement pursuant to which it is granted as an Incentive Stock Option or a Non‑Statutory Option, as the case may be.

b.                  Number of Shares Subject to Option.  Each Agreement for an Option granted under this Plan shall identify the number of shares of Common Stock to which the Option to purchase is being given to Recipient under the Option.

c.                   Payment.  The purchase price of the number of shares of Common Stock subject to an Option as to which such Option is being exercised shall be payable in full at the time the Option is exercised.  Payment may be made in cash or by a cashier’s or certified check.  However, in the sole discretion of the Committee, and subject to such terms and conditions as the Committee deems appropriate in its discretion, payment of the exercise price or a portion thereof may be made by surrender to the Company of previously acquired shares of Common Stock or shares of Common Stock issuable upon the exercise of that Option, such shares to be credited against the exercise price based upon the Fair Market Value thereof on the date of exercise, or by a combination of such shares and cash.

d.                  Termination of Employment or Other Relationship.  Subject to the discretion of the Committee to determine otherwise at the time of grant of an Option, upon termination of the Recipient’s employment or other relationship with the Company or with an Affiliate for any reason other than the Recipient’s death, all Options held by the Recipient may be exercised to the same extent that the Recipient would have been entitled to exercise such Options at the date of termination and may be exercised within a period of ninety (90) days after the date of termination, but in no case later than the expiration date of each such Option.  Any portion of an Option that is not exercisable at the time of the termination of a Recipient’s employment or other relationship with the Company as described in the foregoing sentence shall automatically terminate.  Notwithstanding the foregoing, if an independent contractor or other non‑employment relationship between the Recipient and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Recipient and the Company or an Affiliate.

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e.                   Death of Recipient.  Subject to the discretion of the Committee to determine otherwise at the time of grant of an Option, upon termination of a Recipient’s employment as a result of the death of a Recipient, all Options held by the Recipient may be exercised to the same extent that the Recipient would have been entitled to exercise such Options at the date of death and may be exercised within a period of one hundred eighty (180) days after the date of death, but in no case later than the expiration date of each such Option.  In such event, such Options shall be exercisable only by the executors or administrators of the Recipient or by the person or persons to whom the Recipient’s rights under the Options shall pass by will or the laws of descent and distribution.  Any portion of an Option that is not exercisable at the time of a Recipient’s death shall automatically terminate.

f.                    Written Agreement.  Each Option shall be granted pursuant to a formal written Agreement to be entered into by and between the Company and the Recipient, which Agreement shall be in such form as the Committee deems appropriate.  Multiple Options may be evidenced by a single Agreement.  Subject to the terms and limitations of the Plan, the Committee may, with the consent of the Recipient (when required), amend any such Agreement to modify the terms or conditions governing the Option.

              2.2    ELIGIBLE RECIPIENTS.  Subject to the requirements of Section 2.6 regarding Incentive Stock Options, Options may be issued to any employees of the Company or of any Affiliate, including, among others, employees who are officers and/or members of the Board of Directors of the Company or any Affiliate.  In addition, notwithstanding anything to the contrary contained herein, the Committee may grant Options under the Plan which are Non‑Statutory Options to persons who are, at the time of such grant, employees of the Company or its Affiliates, or to persons who are, at the time of such grant, not employees of the Company but who are members of the Board of Directors of the Company or its Affiliates or persons who are deemed by the Committee to be important to the future success of the Company or its Affiliates, including, but not limited to, directors, employees, consultants, independent contractors or other providers of services to the Company or its Affiliates.  In addition, eligible persons may be selected to receive Options individually or by group category (for example, by pay grade) as the Committee may determine.  A person who has been granted an Option under the Plan or under any other plan of the Company or its Affiliates may be granted additional Options if the Committee shall so determine.  Except to the extent otherwise provided in the Agreement evidencing an Option, the granting of an Option under this Plan shall not affect any outstanding Options previously granted under this Plan or under any other plan of the Company or any Affiliate.

              2.3    EXERCISE OF OPTIONS.  An Option can be exercised only in the manner provided in this Section 2.3.  The Recipients of the Option or other proper parties shall deliver written notice of exercise to the Company at its principal office within the Option period, stating the number of shares of Common Stock as to which the Option is being exercised and accompanied by payment in full of the exercise price for all shares designated in the notice.  If required by the Company, such notice shall further contain a representation that such shares are being acquired for investment and not for resale.  As provided in the Agreement setting forth the terms of the Option being exercised, the exercise price shall be paid in cash or by certified or cashier’s check or by the delivery of previously acquired shares of Common Stock or shares of Common Stock

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issuable upon exercise of such Option.  The Company shall then cause a certificate or certificates for such Common Stock to be delivered to the Recipient or other proper parties within a reasonable period.

              2.4    SECTION 83(b) ELECTION.  The Company recognizes that certain persons who receive Options may be subject to restrictions regarding their right to trade shares of Common Stock under Section 16(b) of the Exchange Act.  Such restrictions may cause Recipients not to be taxable when they exercise their Options.  However, it may be more beneficial to a Recipient to be taxed upon exercise of an Option as opposed to when trading restrictions lapse.  Accordingly, Recipients exercising such Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code.  If requested, the Company shall provide reasonable assistance to such Recipients to effect a Section 83(b) election.

              2.5    TRANSFERABILITY.  Subject to the requirements of Section 2.6 regarding Incentive Stock Options and to the discretion of the Committee to provide otherwise upon the grant of an Option, Options shall not be transferable other than by will or the laws of descent and distribution, and Options shall be exercisable during a Recipient’s lifetime only by such Recipient.

              2.6    INCENTIVE STOCK OPTIONS.  In addition to the foregoing provisions of this Article II, Options that are intended to constitute Incentive Stock Options shall be subject to the following additional provisions of this Section 2.6.

a.                   Eligible Recipients.  Incentive Stock Options may be granted only to persons who are employees of the Company or an Affiliate.

b.                  Exercise Price.  Subject to the provisions of Section 2.6(e), the exercise price of shares of Common Stock that are subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares at the time the Option is granted, as determined in good faith by the Committee.

c.                   Limit on Exercisability.  The aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable by the Recipient for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.  To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Incentive Stock Option in excess of such limit shall be deemed a Non‑Statutory Option.

d.                  Limit on Term.  Subject to the provisions of Section 2.6(e), an Incentive Stock Option shall not be exercisable more than ten (10) years after the date on which it is granted.

e.                   Restrictions for Certain Shareholders.  The purchase price of shares of Common Stock that are subject to an Incentive Stock Option granted to an employee of the Company or any Affiliate who, at the time

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such Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted, and such Option may not be exercisable more than five (5) years after the date on which it is granted.  For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

f.                    Incentive Stock Options Not Transferable.  Incentive Stock Options shall not be transferable except by will or the laws of descent and distribution, and Incentive Stock Options shall be exercisable during an Recipient’s lifetime only by such Recipient.

g.                   Effect of Not Meeting Requirements.  Subject to the discretion of the Committee to provide otherwise, if the terms of an Incentive Stock Option do not meet any requirements of this Plan or the Code necessary to be treated as an Incentive Stock Option under the Code, such Option shall not terminate but shall be a Non‑Statutory Option granted under this Plan.

ARTICLE III.
OTHER AWARDS

              3.1    GRANT.  Awards of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock Grants may be granted either alone or in addition to other Awards granted under the Plan.  The Committee shall determine to whom Restricted Stock and Restricted Stock Units will be granted, the number of shares of Common Stock subject to Awards of Restricted Stock or Restricted Stock Units, the times or other conditions under which such an Award may be subject to forfeiture, and all other conditions of Awards of Restricted Stock or Restricted Stock Units in addition to those contained in Section 3.4 and Section 3.5.  The Committee may also grant Restricted Stock and Restricted Stock Units in which the restrictions lapse upon the attainment of specified Performance Goals over a specified performance period.

              3.2    AWARD AGREEMENT.  Each Award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock Grants shall be evidenced by a written Agreement, in such form as the Committee may approve from time to time, which Agreement shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee deems appropriate.  The Recipient of an Award of Restricted Stock or Restricted Stock Units shall not have any rights with respect to such Award unless and until such Recipient has executed an Agreement evidencing the Award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with its applicable terms and conditions.

              3.3    STOCK APPRECIATION RIGHTS.  The Committee may grant Stock Appreciation Rights to Recipients subject to the terms of the Plan and any applicable Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price that is less

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than Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

              3.4    RESTRICTED STOCK.  Awards of Restricted Stock may be granted under the Plan subject to the following terms and conditions:

a.                   Restricted Stock Certificate.  Subject to the last sentence of this Section 3.4, each Recipient of an Award of Restricted Stock shall be issued a certificate in respect of the Common Stock that is Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

The transferability of this certificate and the Common Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Autoscope Technologies Corporation 2022 Stock Option and Incentive Plan and an Agreement entered into between the registered owner of such Common Stock and the Company. Copies of such Plan and Agreement are on file in the offices of the Company.

The Committee shall require that the certificates evidencing such Common Stock be held in custody by the Company or its designated agent for that purpose until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

b.                  Restriction Period.  Subject to the provisions of this Plan and the applicable Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Recipient shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan.  Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

c.                   Rights as Shareholder.  Except as provided in Sections 3.4(b) and 3.4(d), or as otherwise provided in an applicable Award Agreement, the Recipient shall have, with respect to the Common Stock that is Restricted Stock, all of the rights of a holder of Common Stock of the Company.  The Committee, in its sole discretion or as otherwise required by application of Section 409A of the Code, may require the payment of any cash dividends to be deferred and, if the Committee so determines, reinvested in additional Common Stock or Restricted Stock (to the extent shares are available under Section 1.5).  Certificates for shares of unrestricted Common Stock shall be delivered to

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the Recipient promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock and any other conditions to the vesting of the Restricted Stock have been met.

d.                  Performance Restrictions.  Notwithstanding Section 3.4(c) above, any Award of Restricted Stock based on the achievement of Performance Goals shall not be considered outstanding for any purpose, and no dividends or other rights of a Shareholder shall attach to such Common Stock until such time as the Performance Goals have been satisfied and the Common Stock is issued to the Recipient without restriction.

e.                   Termination of Employment or Service.  Except to the extent provided in the applicable Award Agreement, upon termination of employment or service of a Recipient for any reason during the Restriction Period, all Common Stock that is Restricted Stock then subject to restriction shall automatically terminate and be forfeited by the Recipient.  The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s Common Stock that is Restricted Stock.

              3.5    RESTRICTED STOCK UNITS.  The Common Stock that represents Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

a.                   Vesting.  At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement.  The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class.  If all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 3.5(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest.

b.                  Shares Upon Vesting.  Upon the vesting of Restricted Stock Units, the Recipient shall be entitled to receive, within 30 days following the date on which such Restricted Stock Units vest, one share of Common Stock for each Restricted Stock Unit that so vests.

c.                   Termination of Employment or Service.  Except to the extent provided in the applicable Award Agreement, upon termination of a Recipient’s employment or service for any reason, all Restricted Stock Units shall automatically terminate and be forfeited by the Recipient.  The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Recipient’s Restricted Stock Units.

              3.6    PERFORMANCE AWARDS.  The Committee may grant Performance Awards to Recipients.  A Performance Award granted under the Plan may be payable in cash, in shares of Common Stock, or other Awards (including, without limitation, Restricted Stock). Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee. Subject to the terms

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of the Plan and any applicable Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards.

              3.7    OTHER STOCK GRANTS.  The Committee may, subject to the terms of the Plan, grant shares of Common Stock to Recipients with or without restrictions thereon as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

              3.8    TRANSFERABILITY.  Subject to the provisions of this Plan and the Award Agreements, Awards of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards or Other Stock Grant may not be sold, assigned, transferred, pledged or otherwise encumbered during any applicable Restriction Period.

ARTICLE IV.
ADDITIONAL PROVISIONS

              4.1    NO RIGHTS AS SHAREHOLDER.  No Recipient shall have any rights as a Shareholder of the Company with respect to any Common Stock subject to such Recipient’s Award prior to the date of issuance to such Recipient of a certificate or certificates for such Common Stock or the date on which such issuance is recorded on the Company’s books and records in the case of non‑certificated shares.

              4.2    WITHHOLDING.  Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares or the date on which such issuance is recorded on the Company’s books and records in the case of non‑certificated shares.  Whenever under the Plan payments are to be made in cash, such payments shall include an amount sufficient to satisfy any federal, state, or local withholding tax liability.

              4.3    RESERVATION OF COMMON STOCK.  The Company, during the term of the Plan and all Awards issued under the Plan, will at all times reserve and keep available, and will use its commercially reasonable best efforts to seek or obtain approval from any regulatory body having jurisdiction over the transactions contemplated by this Plan necessary in order to issue and sell, such number of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

              4.4    ISSUANCE OF SHARES OF COMMON STOCK.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s legal counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the

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Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.  The Company shall be under no obligation to any Recipient to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as legal counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws.  The Company may also require such other action or agreement by the Recipients as may from time to time be necessary to comply with applicable securities laws.

              4.5    INCOME TAX TREATMENT.  Government jurisdiction, income reporting and tax withholding requirements will be complied with by the Company whenever Awards are granted or exercised and any income tax payment, and any income tax prepayment requirements (including any tax withholding requirements imposed upon the Company) will be effectively borne by the Recipient.  BECAUSE FEDERAL INCOME TAX LAW IS SUBJECT TO CHANGE AND INCOME TAX LAWS VARY FROM STATE TO STATE, THE COMPANY STRONGLY RECOMMENDS THAT RECIPIENTS CONSULT WITH THEIR INDIVIDUAL TAX ADVISORS PRIOR TO EXERCISING AN OPTION OR ANY OTHER AWARD.

              4.6    EXCEPTIONS TO TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment or other relationship with the Company shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive and binding on all Recipients.  A termination of employment or other relationship with the Company shall not occur where the Recipient transfers from the Company to one of its Affiliates or transfers from an Affiliate to the Company or another Affiliate.

              4.7    OTHER BENEFITS AND COMPENSATION PROGRAMS.  Payments and other benefits received by a Recipient under an Award shall not be deemed a part of a Recipient’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

              4.8    INTERNATIONAL RECIPIENTS.  With respect to Recipients who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or sub‑plans with respect to such Recipients as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Recipient, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to

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Recipients who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

              4.9    NO RIGHT TO CONTINUED EMPLOYMENT, SERVICE AS A DIRECTOR OR AWARDS.  The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Recipient and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Recipient.  Nothing in the Plan will interfere with or limit in any way the right of the Company, the Board or the Shareholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a member of the Board.  No Recipient or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Recipients or holders or beneficiaries of Awards.

          4.10    EXPENSES OF PLAN.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.

          4.11    RELIANCE ON REPORTS.  Each Director or of a committee of the Board, including the Committee, shall be fully justified in relying or acting in good faith upon any report made by the independent registered public accounting firm of the Company and its Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than such member.  In no event shall any person who is or shall have been a Director or of a committee of the Board, including the Committee, be liable for any determination made or other action taken or omitted in reliance upon any such report or information, or for any action taken or omitted, including the furnishing of information, in good faith.

          4.12    STOCK CERTIFICATES.  To the extent this Plan or any applicable Agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the Company may issue such shares on a non‑certificated basis to the extent it reasonably can do so in compliance with the restrictions set forth in this Plan and the applicable Agreement and to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded.

          4.13    GENERAL RESTRICTIONS.  Each Award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Board or Committee, the listing, registration, or qualification of any shares of Common Stock related thereto upon any securities exchange or under any state or federal law, the consent or approval of any regulatory body, or an agreement by the Recipient with respect to the disposition of any such shares, is necessary or desirable as a condition of the issuance or sale of such shares, such Award shall not be exercised or shares of Common Stock granted without restriction and/or such shares of Common Stock shall not be sold unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Board or Committee.

          4.14    SUCCESSORS AND ASSIGNS.  This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Recipients, and Agreements entered into in accordance with the Plan shall be binding upon the heirs, successors and assigns of the Company and the Recipients.

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          4.15    SEVERABILITY.  If any provision of the Plan or any Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and such Plan or Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

          4.16    MINNESOTA LAW.  The validity, construction, interpretation, administration and effect of the Plan; any rules, regulations and actions relating to the Plan; and the Agreements evidencing Awards granted under the Plan, will be governed by and construed exclusively in accordance with the laws of the State of Minnesota without regard to its choice of law provisions.

          4.17    NO TRUST OR FUND.  The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Recipient, and no Recipient shall have any rights that are greater than those of a general unsecured creditor of the Company.

          4.18    APPLICATION OF CODE SECTION 409A.  Notwithstanding anything herein to the contrary, this Plan and each Agreement issued under the Plan is intended to be interpreted and applied so that the payments and benefits set forth herein either shall either be exempt from the requirements of Code Section 409A and the final Treasury Regulations promulgated thereunder (the “Final Treasury Regulations” and together with Section 409A of the Code, “Section 409A”), or shall comply with the requirements of Section 409A, and, accordingly, to the maximum extent permitted, this Plan and each Agreement shall be interpreted to be exempt from or in compliance with Section 409A.  If and to the extent that any provision of an Award is required to comply with Section 409A, such provision shall be administered and interpreted in a manner consistent with the requirements of Section 409A. If and solely to the extent that any such provision of an Award as currently written would conflict with Section 409A of the Code, the Committee shall have the authority, without the consent of the Recipient, to administer such provision and to amend the Award with respect to such provision to the extent the Committee deems necessary for the purposes of avoiding any portion of amounts owed to the Recipient being retroactively included in the taxable income of the Recipient for any prior taxable year.

I hereby certify that this Plan was adopted by the Board of Directors of the Company effective February 17, 2022 (the “Effective Date”) and was approved by the Shareholders of the Company on [                   ], 2022, with such Plan to be effective on the Effective Date.

AUTOSCOPE TECHNOLOGIES CORPORATION

By:__________________,

Its:  ________________________

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